                                                                      EX-99.9(a)

                          MULTIPLE SERVICES AGREEMENT

     This AGREEMENT is effective May 9, 1997, and is between Morgan Stanley Trust Company, a New York state chartered trust company (the "Bank"), and Brinson Relationship Funds, a Delaware business trust (the "Customer") on behalf of its separate series of shares representing interests in separate portfolios which are listed on Schedule B1, as may be amended from time to time ("Series").

     WHEREAS, Customer is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment company; and

     WHEREAS, the Customer desires to enter into one agreement providing for the furnishing of global custody, administrative, accounting and transfer agency services to the Series; and

     WHEREAS, the Bank desires to furnish such services to the Customer or to arrange for the furnishing of such services through the use of certain agents;

     NOW, THEREFORE, IT IS AGREED AS FOLLOWS

                          I.  GLOBAL CUSTODY SERVICES

     The Customer hereby appoints the Bank as its global custodian to the Series, and the Bank hereby accepts such appointment. This Section I. of this Multiple Services Agreement (the "Agreement") relates solely to the provision of global custody services to the Customer.

1.  CUSTOMER ACCOUNTS.

    The Bank agrees to establish and maintain the following accounts
("Accounts"):

    Separate custody accounts for each Series in the name of the Customer on behalf of each such Series as listed in Schedule B1 for any and all stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe to the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by the Bank or its Subcustodian (as defined in Sub-section 3 of this Section I.) for the account of the Customer on behalf of a Series ("Securities") and any and all cash equivalents.

    Prior to the delivery of any Assets (as defined hereinafter) by the Customer to the Bank, the Customer shall deliver to the Bank each applicable document or other item listed in Schedule B2, which schedule may be amended from time to time by the Customer and the Bank.

    The Customer warrants its authority to: 1) deposit the cash and Securities ("Assets") received in the Accounts and 2) give Instructions (as defined in Sub-
section 11 of this Section I.) concerning the Accounts. Such Instructions shall specifically indicate to which Series such Assets belong or, if such Assets belong to more than one Series, shall allocate such Assets to the appropriate Series. The Bank may deliver securities of the same type and class in place of those deposited in the Accounts.

     Upon receipt of Instructions and appropriate documentation, the Bank shall establish additional Accounts, which shall be separately accounted for as additional Accounts under the terms of this Agreement.

     The procedures the Bank and the Customer will use in performing activities in connection with this Agreement are set forth in a client services guide provided to the Customer by the Bank, as such guide may be amended from time to time by the Bank (the "Client Services Guide") with the consent of the Customer; provided, however, that any customer enhancement or amendments deemed necessary by the Bank in order to comply with existing or new rules, regulations or market practices, in any jurisdiction, may be made by the Custodian without the consent of the Customer. Any Customer specific procedures which are included in the Client Services Guide must be agreed to or changed in writing by both parties and such Customer specific procedures shall be deemed to be a part of this Agreement.

2.   MAINTENANCE OF SECURITIES AND CASH AT BANK AND SUBCUSTODIAN LOCATIONS.

     Unless Instructions specifically require another location, securities will be held in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired.

3.  SUBCUSTODIANS AND SECURITIES DEPOSITORIES.

     Subject to the provisions of Sub-section 2 above of this Section I., the Assets held for each Series may be held in custody and deposit accounts that have been established by the Bank (i) with one or more domestic or foreign banks or other institutions as listed on Schedule A1 (the "Subcustodians"), as such Schedule may be amended from time to time by the Bank by ninety (90) days' written notice to the Customer, or (ii) through the facilities of one or more securities depositories or clearing agencies as listed on Schedule A2, as such Schedule may be amended from time to time by the Bank by sixty (60) days' prior written notice to the Customer. Any Subcustodian may hold Assets of the Customer in a securities depository and may utilize a clearing agency. Each of the entities listed on Schedule A1 are "Eligible Foreign Custodians" (as such term is defined in Rule 17f-5(c)(2) of the Investment Company Act of 1940 (the "1940 Act")), except as otherwise noted on Schedule A1. Each of the entities listed on Schedule A2 are "Eligible Foreign Custodians" or "Securities Depositories" as such term is defined in Rule 17f-4(a) and (b) of the 1940 Act, or have been so qualified by exemptive order, rule or other appropriate action of the SEC, except as otherwise noted on Schedule A2; provided, however, that
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although the Bank is of the opinion that each of the securities depositories used by it does operate either a central system for handling securities in their respective countries or a transnational system for the central handling of securities or equivalent book-entries, the determination that a securities depository operates a central system absent any official proclamation by the SEC is a factual one and the Bank shall not be liable for any future determination by the SEC that any such securities depository does not in fact operate such a central system.

     The Customer will be given reasonable notice by the Bank of any amendment to Schedule A1 or A2. Upon request by the Customer, the Bank will identify the name, address and principal place of business of any Subcustodian of the Customer's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

4.  USE OF SUBCUSTODIAN.

     (a) The Bank will identify the Assets on its books as belonging to the Customer on behalf of a particular Series.

     (b) A Subcustodian will hold such Assets together with assets belonging to other customers of the Bank in accounts identified on such Subcustodian's books as custody accounts for the exclusive benefit of customers of the Bank. In the event the Subcustodian holds Assets in a securities depository, such Subcustodian shall be required by its agreement with the Bank to identify on its books such Assets as being held for the account of the Bank as custodian for its customers or in such other manner as is required by local law or market practice.

     (c) Any Assets in the Accounts held by a Subcustodian will be subject only to the instructions of the Bank or its agent. Any Securities held in a securities depository for the account of a Subcustodian will be subject only to the instructions of such Subcustodian or its agent.

     (d) Any agreement the Bank enters into with a Subcustodian for holding the Customer's Assets shall provide that: (i) the Account will be adequately indemnified and its assets adequately insured in the event of a loss; (ii) the Assets are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except a claim of payment for their safe custody or administration; (iii) beneficial ownership of such Assets will be freely transferable without the payment of money or value other than for safe custody or administration; (iv) adequate records will be maintained identifying the Assets held pursuant to such Agreement as belonging to the Bank on behalf of Customer; (v) the independent public accountants of or designated by, the Customer, will be given access to or confirmation of the contents of the books and records of such Subcustodian relating to its actions under its agreement pertaining to any Assets held by it thereunder; and (vi) Customer will receive periodic reports with respect to the safekeeping of the Assets, including notification of any transfer to or from the Customer's account.

     (e) The Bank shall deliver to the Customer annually documents stating: (i) the identity of each Subcustodian then acting on behalf of the Bank and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian; (ii) the countries in which each Subcustodian is located; and (iii) so long as Rule 17f-5 of the 1940 Act requires the Customer's Board of Trustees to directly approve its foreign custody arrangements, such other information relating to such Subcustodians as may reasonably be requested by the Customer to ensure Customer's compliance with Rule 17f-5 of the 1940 Act. The Bank shall furnish annually to the Customer information concerning such Subcustodians similar in kind and scope as that furnished to the Customer in connection with the initial approval of this Agreement. Bank agrees to provide Customer with notice of any material adverse changes in the facts or circumstances upon which such information is based as soon as practicable after it becomes aware of any such material adverse changes in the normal course of its custodian activities.

5.  CASH TRANSACTIONS.

     (a) All cash received by the Bank for each of the Accounts shall be held by the Bank as a short-term credit balance in favor of the Customer on behalf of the Series to which the Account relates and, because the Bank and the Customer have agreed in writing in advance that such credit balances shall bear interest, the relevant Series shall earn interest at the rates and times as agreed between the Bank and the Customer. The Customer acknowledges that any such credit balances shall not be accompanied by the benefit of any governmental insurance.

     (b) The Bank or its Subcustodians will make cash payments from the Account upon receipt of Instructions.

     (c) In the event that any payment to be made under this Sub-section 5 exceeds the funds available in an Account, the Bank, in its discretion, may advance the Customer on behalf of the relevant Series whose Assets are held in such Account such excess amount which shall be deemed a short-term credit extension which is (i) necessary in connection with payment and clearance of securities and foreign exchange transactions or (ii) pursuant to an agreed schedule, as and if set forth in the Client Services Guide, of credits for dividends and interest payments on the Assets. Such credit extensions shall be payable on demand, bearing interest at the rate customarily charged by the Bank on similar loans and consistent with the fee schedule set forth on Schedule F.

     (d) If the Bank credits an Account on a payable date, or at any time prior to actual collection and reconciliation to the Account, with interest, dividends, redemptions or any other amount due, the Customer on behalf of and from the Assets of the Series to which the Account relates will promptly return any such amount upon written notification: (i) that such amount has not been received in the ordinary course of business, or (ii) that such amount was incorrectly credited. If the Customer on behalf of and from the Assets of the Series to which the Account relates does not promptly return any amount upon such notification, the Bank shall be entitled, upon written notification to the Customer, to reverse such credit by debiting the Account for the amount previously credited. The Bank shall be entitled to charge the Customer on behalf of the Assets of the Series in the Account interest for any such credit extension at rates to be agreed upon from time to time or, if such credit is arranged by the Bank with a third party on behalf of the Series, the Customer out of the Series' assets shall reimburse the Bank for any interest charge. In addition to any other remedies available, with respect to the extension of credit to a particular Series, the Bank shall be entitled to a right of set-off against the Assets of such Series to satisfy the repayment of such credit extension and the payment of, or reimbursement for, accrued interest thereon.

     (e) The Bank shall provide the Customer by 9:45 a.m. Eastern time, in a format mutually agreed upon by both parties, the Customer's opening U.S. Dollar cash balance in each Account, as well as cash projection activity known to the Bank on each business day that the Bank is open or authorized to transact business in the State of New York. Cash activity from Class level shareholder activity available to the Bank by 9:00 a.m. Eastern time will be included in this cash forecast. Other cash activity reported to the Bank by 9:15 a.m. Eastern time, such as futures variation margins, fund expenses and collateral movements related to futures and swap contracts will be included in the cash forecast. The Customer shall be entitled to rely on such cash projection information supplied by the Bank to the Customer and, notwithstanding any other provision of this Agreement, the Bank shall be liable to and shall indemnify the Customer for any losses or damages suffered by the Customer as a result of such reliance.

6.   CUSTODY ACCOUNT TRANSACTIONS.

     (a) Securities will be transferred, exchanged or delivered by the Bank or its Subcustodian upon receipt by the Bank of Instructions. Settlement and payment for Securities received for, and delivery of Securities out of, the Accounts may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs. Under all circumstances, Bank shall use its reasonable efforts to make delivery of

Securities to a purchaser, dealer or their agents only against payment subject to local custom and regulations. Delivery of Securities out of an Account may also be made in any other manner specifically required by Instructions.

     (b) The Bank, upon receipt of Instructions, will credit or debit an Account on a contractual settlement date, if consistent with applicable law, with cash or Securities with respect to any sale, exchange or purchase of Securities. Otherwise, such transactions will be credited or debited to an Account on the date cash or Securities are actually received by the Bank and reconciled to such Account.

7.   ACTIONS OF THE BANK.

     The Bank shall follow Instructions received regarding assets held in the Accounts. However, until it receives Instructions to the contrary, the Bank will:

     (a) Present for payment any Securities which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that the Bank or Subcustodian is actually aware of such opportunities.

     (b) Execute in the name of the Customer such ownership and other certificates as may be required to obtain payments in respect of Securities.

     (c) Exchange interim receipts or temporary Securities for definitive Securities.

     (d) Issue statements to the Customer, at times mutually agreed upon, identifying the Assets in the Accounts.

     (e) Receive and collect all income and principal with respect to Securities and to credit cash receipts to the Accounts.

     (f) Take non-discretionary action on mandatory corporate actions.

     (g) Pay or cause to be paid, from the Accounts, any and all taxes and levies of any nature imposed on the Assets by any governmental authority in connection with custody of and transactions in such Assets.

     (h) In general, attend to all nondiscretionary details in connection with the custody, sale, purchase, transfer and other dealings with the Assets held in the Accounts.

     The Bank will send the Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless the Customer sends the Bank a written exception or objection to any Bank statement within ninety (90) days of receipt, the Customer shall be deemed to have approved such statement.

     All collections of funds or other property paid or distributed in respect of Securities in the Accounts shall be made at the risk of the Customer. The Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by the Bank or by its Subcustodians of any payment, redemption or other transaction regarding Securities in the Accounts in respect of which the Bank has agreed to take any action under this Agreement.

8.   CORPORATE ACTIONS; PROXIES; TAX RECLAIMS.

     (a) Corporate Actions.  Whenever the Bank receives information concerning
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the Securities which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), the Bank will give the Customer notice of such Corporate Actions to the extent that the Bank's central corporate actions department has actual knowledge of a Corporate Action in time to notify its customers.

     When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, the Bank will endeavor to obtain Instructions, as defined in Sub-section 11 of this Section I., but if Instructions are not received in time for the Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, the Bank is authorized to act in accordance with the default option provided by local market practice and/or the issuer of the Securities. Fractional interests resulting from Corporate Action activity shall be treated in accordance with local market practices. The Bank shall be held harmless for any such action provided such action was made in good faith.

     The indemnification provision of this Sub-section 8(a) will survive the termination of this Agreement.

     (b) Proxy Voting.  The Bank will provide proxy voting services only
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pursuant to the Client Services Guide. Proxy voting services may be provided by the Bank or, in whole or in part, by one or more third parties appointed by the Bank (which may be affiliates of the Bank).

     (c)  Tax Reclaims.
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          (i) Subject to the provisions hereof and the receipt of Instructions as described in the Client Services Guide, the Bank will timely apply for or facilitate the application for a reduction of withholding tax and any refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Securities for the benefit of the Customer which the Bank believes may be available to such Customer. The Bank shall notify the Customer that it is making such application for a reduction of withholding tax and refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Securities for the benefit of Customer.

          (ii) The provisions of tax reclaim services by the Bank is conditional upon the Bank receiving from the beneficial owner of Securities (A) a declaration of its identity and place of residence and (B) certain other documentation (pro forma copies of which are available from the Bank). The Bank shall use reasonable means to notify Customer of the declarations, documentation and information which the Customer is to provide to Bank in order for the Bank to perform the tax reclaim services described herein. The Customer acknowledges that, if the Bank does not receive such information, additional United Kingdom taxation will be deducted from all income received in respect of Securities issued outside the United Kingdom and that U.S. non-resident alien tax or U.S. backup withholding tax will be deducted from U.S. source income. The Customer shall provide to the Bank such documentation and information as it may require in connection with taxation, and warrants that, when given, this information shall be true and correct in every respect, not misleading in any way, and contain all material information. The Customer undertakes to notify the Bank immediately if any such information requires updating or amendment.

          (iii) The Bank shall not be liable to the Customer or any third party for any tax, fines or penalties payable by the Bank or the Customer, and shall be indemnified accordingly, whether these result from the inaccurate completion of documents by the Customer or any third party, or as a result of the provision to the Bank or any third party of inaccurate or misleading information or the withholding of material information by the Customer or any other third party, or as a result of any delay of any revenue authority or any other matter beyond the control of the Bank. The provisions of this Sub-section 8(c)(iii) shall survive the termination of this Agreement.

          (iv) The Customer confirms that the Bank is authorized to deduct from any cash received or credited to the Accounts any taxes or levies required by any revenue or governmental authority for whatever reason in respect of the Accounts.

          (v) The Bank shall perform tax reclaim services only with respect to taxation levied by the revenue authorities of the countries notified to the Customer from time to time and, upon Instructions as described in the Client Services Guide, the Bank may, if the Bank offers tax reclaim services in new markets, supplement or amend the markets in which the tax reclaim services are offered. Other than as expressly provided in this sub-clause and to the extent that the Bank acts in accordance with the information provided on Schedule B2, the Bank shall have no responsibility with regard to the Customer's tax position or status in any jurisdiction.

          (vi) The Customer confirms that the Bank is authorized to disclose any information requested by any revenue authority or any governmental body in relation to the Customer or the Securities and/or Cash held for the Customer for the purpose of obtaining tax reclaims only. This provision does not authorize any other disclosure to any revenue authority or any governmental body without the prior written consent of Customer.

          (vii) Tax reclaim services may be provided by the Bank or, in whole or in part, by one or more third parties appointed by the Bank (which may be affiliates of the Bank); provided that the Bank shall be liable for the performance of any such third party to the same extent as the Bank would have been if it performed such services itself.

          (viii) The Bank shall monitor tax reclaims and report on such reclaims on a monthly basis.

9.   NOMINEES.

     Securities which are ordinarily held in registered form may be registered in the name of the Bank, Subcustodian or securities depository or any of their nominees, as the case may be. The Bank may without notice to the Customer cause any such Securities to cease to be registered in the name of any such nominee and to be registered in the name of the Customer. Under no circumstances, shall any of the Securities be registered in the name of Brinson Partners, Inc. unless the Bank has been instructed otherwise. In the event that any Securities registered in a nominee name are called for partial redemption by the issuer, the Bank may allot the called portion to the respective beneficial holders of such class of security in any manner the Bank deems to be fair and equitable.

     Where the Bank has been instructed by the Customer to hold any Securities in the name of any person or entity other than the Bank, its Subcustodian or any such entity's nominee, the Bank shall not be responsible for any failure to collect such dividends or other income or participate in any such corporate action with respect to such Securities.

10.  AUTHORIZED PERSONS.

     As used in this Agreement, the term "Authorized Person" means persons as have been designated on Schedule B3, or entities as have been designated on Schedule B4, as such Schedules may be amended from time to time by written notice from the Customer or its designated agent to act on behalf of the Customer under this Agreement. Such persons or entities shall continue to be Authorized Persons until such time as the Bank receives Instructions that any such person or entity is no longer an Authorized Person. Prior to the delivery of the Assets to the Bank, the Bank shall provide to Customer a list of designated system user ID numbers and passwords that the Customer shall be responsible for assigning to Authorized Persons. The Bank shall assume that an electronic transmission received and identified by a system user ID number and password was sent by an Authorized Person. The Bank agrees to provide additional designated system user ID numbers and passwords as needed by the Customer. The Customer authorizes the Bank to issue new system user ID numbers upon the request of a previously existing Authorized Person. Upon the issuance of additional system user ID numbers by the Bank to the Customer, Schedule B4 shall be deemed automatically amended accordingly. The Customer authorizes and instructs the Bank to assume that a facsimile transmission received which sets forth only the typed name of an Authorized Person is an Instruction sent by an Authorized Person. The Customer authorizes the Bank to receive, act and rely upon any Instructions received by the Bank which have been issued, or purport to have been issued, by an Authorized Person.

     Any Authorized Person may cancel/correct or otherwise amend any Instruction received by the Bank, but the Customer agrees to indemnify the Bank for any liability, loss or expense incurred by the Bank and its Subcustodians as a result of their having relied upon or acted in good faith on any prior Instruction. The Bank will use its reasonable efforts to process trades once the trades have settled, upon receipt of an amendment or cancellation of an Instruction to deliver or receive any security or funds with respect to such trades.

11.  INSTRUCTIONS.

     The term "Instructions" for purposes of Section I. of this Agreement means instructions of any Authorized Person received by the Bank, via telex, facsimile transmission, bank wire, SWIFT or other teleprocess or electronic instruction or trade information system acceptable to the Bank which the Bank reasonably believes in good faith to have been given by Authorized Persons or by such other means as may be agreed in writing by Bank and Customer or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Bank may specify and provided that such Instructions are timely received by the Bank. Unless otherwise expressed, Instructions shall continue in full force and effect until canceled or superseded.

     The Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which the Bank shall make available to the Customer or its Authorized Persons.

          II.  ADMINISTRATIVE, ACCOUNTING AND TRANSFER AGENCY SERVICES

     The Customer hereby appoints the Bank as its administrative, accounting services and transfer agent to the Series, and the Bank hereby accepts such appointment. This Section II. of this Agreement relates solely to the provision of administrative, accounting and transfer agency services to the Customer and its Series. For purposes of this Section II., the term "Bank" shall include the Bank and its agents.

A.   ADMINISTRATIVE SERVICES
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     1.   SERVICES.

          Subject to the succeeding provisions of this section and subject to the direction and supervision of the Board of Trustees of the Customer, Bank shall provide to Customer and each of the Series administrative services as set forth in Schedule C attached hereto and incorporated by reference into this Agreement. In addition to the obligations set forth in Schedule C, the Bank, in its capacity as administrator for the Customer and each of the Series ("Administrator"), shall: (i) provide its own office space, facilities, equipment and personnel for the performance of its duties under this Section II.A. of this Agreement; and (ii) take all actions the Bank deems necessary to properly execute administration on behalf of the Series.

     2.   COOPERATION OF OTHER PARTIES.

          So that the Bank may perform its duties under the terms of this Agreement, the Board of Trustees of the Customer shall direct the officers, investment adviser, legal counsel, independent accountants and other agents of the Customer to cooperate with the Bank in performing administrative services hereunder and, upon request of the Bank, to provide such information, documents and advice as is within the possession or knowledge of such persons provided that no such person need provide any information to the Bank if to do so would result in the loss of any privilege with respect to such information unless the Customer elects to waive such privilege. In the event that the Customer does not elect to waive such privilege, the Bank shall not be liable for and shall be indemnified against any losses directly resulting from the failure to deliver such information, documents or advice. In connection with its duties hereunder, the Bank shall be entitled to rely, and shall be held harmless by the Customer when acting in reliance upon the instruction, advice or any documents relating to the Customer as provided to the Bank by any of the aforementioned persons provided that such reliance is reasonable.

          The indemnification provisions of this Sub-section 2 of this Section II.A. shall survive the termination of this Agreement.

     3.   COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS.

          Any activities performed by the Bank under this Section II.A. of this Agreement shall conform to the requirements of:

          (a) the provisions of the 1940 Act and of any rules or regulations in force thereunder;

          (b) any other applicable provision of state and Federal law;

          (c) the provisions of the Declaration of Trust and the By-Laws of the Customer, as amended from time to time;

          (d) any policies and determinations of the Board of Trustees of the Customer provided to the Bank in writing; and

          (e) the fundamental policies of the Series as reflected in the Customer's registration statement on Form N-1A ("Form N-1A") under the 1940 Act and any amendments thereto.

     4.   NON-EXCLUSIVITY.

          Nothing in this Agreement shall prevent the Bank or any officer or employee thereof from acting as administrator for or with any other person, firm, corporation or trust. While the administrative services supplied to the Customer and the Series may be different than those supplied to other persons, firms, corporations or trusts, the Bank shall provide the Customer and the Series equitable treatment in supplying services. The Bank agrees to maintain the records and all other information of the Customer and the Series as required by the 1940 Act and shall not use such information for any purpose other than the performance of the Bank's duties under this Agreement.

B.  ACCOUNTING SERVICES
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     1.   SERVICES.

          The Bank, in its capacity as accounting services agent for the Customer and the Series ("Accounting Agent"), will in addition to the duties and functions listed below, perform accounting services listed in Schedule D attached hereto.

     2.   INSTRUCTIONS.

          For purposes of this Section II.B. of this Agreement:

          (a) Oral Instructions shall mean an authorization, instruction,
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approval, item or set of data, or information of any kind transmitted to the Bank in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by an Authorized Person, as defined in Sub-section 10 of Section I. of this Agreement or by any of the Customer's officers, employees, shareholders or other agents reasonably believed by Bank to be authorized to give such Oral Instructions.

          (b) Written Instructions shall mean an authorization, instruction,
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approval, item or set of data or information of any kind transmitted to the Bank in original writing containing original signatures or a copy of such document transmitted by telecopy or facsimile transmission including transmission of such signature reasonably identified to the Bank to be the signature of an Authorized Person, as defined in Sub-section 10 of Section I. of this Agreement or by any of the Customer's officers, employees, shareholders or other agents reasonably believed by Bank to be authorized to give such Written Instructions.

     3.   MAINTENANCE OF ACCOUNTS AND RECORDS.

          To the extent the Bank receives the necessary information from the Customer or its agents by Written or Oral Instructions, the Bank shall maintain and keep current the following Accounts and Records relating to the Customer's business in such form as may be mutually agreed upon between the Customer and the Bank:

          (a) Net Asset Value Calculation Reports;

          (b)  cash Receipts Journal;

          (c)  cash Disbursements Journal;

          (d) dividends Paid and Payable Schedule;

          (e) purchase and Sales Journals - Portfolio Securities;

          (f) security Ledgers - Transaction Report and Tax Lot Holdings Report;

          (g) broker Ledger - Commission Report;

          (h)  daily Expense Accruals;

          (i)  daily Interest Accruals;

          (j)  daily Trial Balance;

          (k) portfolio Interest Receivable and Income Journal;

          (l) portfolio Dividend Receivable and Income Register;

          (m) listing of Portfolio Holdings - showing cost, market value and percentage of portfolio comprised of each security;

          (n) average daily net assets provided on monthly basis; and

          (o) daily accounting reports as agreed to by the parties.

          The necessary information to perform the above functions and the calculation of each Series' net asset value as provided below, is to be furnished by Written or Oral Instructions to the Bank daily (in accordance with the time frame identified in Sub-section 7 of this Section II.B.).

     4.   CALCULATION OF NET ASSET VALUE.

          The Bank shall perform the calculations necessary to calculate each Series' net asset value daily, in accordance with: (i) the Customer's Advisory Agreements and Declaration of Trust; (ii) the provisions of the Customer's Form N-1A; and (iii) any other procedures approved by the Board of Trustees of the Customer and supplied to the Bank by the Customer in writing. Portfolio items for which market quotations are available by the Bank's use of automated financial information services which shall be authorized by the Customer in writing to the Bank ("Services") shall be based on the closing prices of such Services except where the Customer has given or caused to be given specific Written Instructions to utilize a different value. Restricted securities and other securities requiring valuation not readily ascertainable solely by such Services shall be given values as the Customer provides by Written Instructions. The Bank shall not have any responsibility or liability for: (i) the accuracy of prices quoted by any of the Services; (ii) the accuracy of any information supplied by the Customer; or (iii) for any loss, liability, damage, or cost arising out of any inaccuracy, delay or omissions from such data provided by the Services or the Customer. The Bank shall have no responsibility or duty to include information or valuations to be provided by the Customer in any computation unless and until it is timely supplied to the Bank in usable form. The Bank shall record corporate action information of which it has become aware in its capacity as Custodian for Customer or from the Services or the Customer. The Bank shall not have any duty to gather or record corporate action information not supplied by these sources.

          The Bank will not be responsible for any losses, damages or costs to the Customer, the Series or its shareholders for any price errors caused by: the Customer, the Series, its advisers, corporate action and dividend information, or any other party other than the Bank itself.

     5.   AUTHORITY TO ACT UPON RECEIPT OF INSTRUCTIONS.

          For all purposes under Section II.B. of this Agreement, the Bank is authorized to act upon receipt of any Written or Oral Instruction it receives. The Customer agrees to provide Written Instructions to the Bank with respect to trade confirmation and cash instruction. The Bank shall be entitled to rely on any Oral or Written Instruction received. For any act or omission undertaken in compliance with such Oral or Written Instruction received, the Bank shall be free of liability and fully indemnified and held harmless by the Customer, provided, however, that in the event an Oral or Written Instruction received by the Bank is countermanded by a timely later Oral or Written Instruction received by the Bank prior to acting upon such countermanded Instruction, the Bank shall act upon such later Oral or Written Instruction. The indemnification provisions of this Sub-section 5 shall survive termination of this Agreement.

     6.   PROVISION OF REPORTS.

          The Bank shall promptly supply daily and periodic reports to the Customer as requested by the Customer and agreed upon by the Bank.

     7.   PROVISION OF INFORMATION BY THE CUSTOMER.

          The Customer shall provide to the Bank or shall cause to be provided to the Bank as of the close of each business day or on such other schedule as the Bank determines is necessary, Oral or Written Instructions containing any additional data or information necessary for the Bank to maintain the Customer's and the Series' Accounts and Records. Such Oral or Written Instructions shall be delivered to the Bank no later than 11:00 a.m., Eastern time the following business day.

     8.   ADOPTION OF ADDITIONAL PROCEDURES.

          In connection with and in furtherance of the rendering of services under this Section II.B., the Bank and the Customer may from time to time adopt such procedures as agreed upon in writing, and the Bank may conclusively assume that any procedure approved by the Customer or direction by the Customer does not conflict with or violate any requirements of the Customer's Declaration of Trust, By-Laws, or any rule or regulation of any regulatory body or governmental agency.

C.  TRANSFER AGENCY SERVICES
    ------------------------

     1.   SERVICES.

          The Bank, in its capacity as transfer agent to the Customer and the Series ("Transfer Agent") will, in addition to the duties and functions listed below, perform the duties and functions of a transfer agent for an open-end investment company as listed in Schedule E attached hereto. The terms as defined in this Section II.C. wherever used in this Section II.C., or in any amendment or supplement with respect to this Section II.C., shall have the meanings herein specified unless the context otherwise requires.

          Share Certificates shall mean the certificates representing shares of
          ------------------
beneficial interest of the Series.

          Shareholders shall mean the registered owners of the Shares of the
          ------------
Series in accordance with the share registry records maintained by the Bank.

          Shares shall mean the issued and outstanding shares of the Series.
          ------

          Signature Guarantee shall mean the guarantee of signatures by an
          -------------------
"eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be members of a clearing corporation or maintain net capital of at least $100,000. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     2.   ISSUANCE OF SHARES.

          The Bank, as Transfer Agent, shall make original issuances of Shares in accordance with Sub-sections 7 and 8 of this Section II.C. of this Agreement and with the Customer's Declaration of Trust upon the written request of the Customer and upon being furnished with: (i) a certified copy of a resolution or resolutions of the Board of Trustees of the Customer authorizing such; and (ii) necessary funds for the payment of any original issue tax applicable to such additional Shares.

     3.   TRANSFER OF SHARES.

          Transfers of Shares shall be registered and new Shares issued by the Bank upon redemption of outstanding Shares:

          (a) in the form deemed by the Bank to be properly endorsed for transfer;

          (b) with all necessary endorser's signatures as required to be guaranteed in accordance with the Customer's Form N-1A;

          (c) upon receipt of such assurances as the Bank shall deem necessary or appropriate to evidence the genuineness and effectiveness of each necessary endorsement; and

          (d) upon receipt of satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes.

     4.   RELIANCE ON APPLICABLE LAW.

          In registering transfers, the Bank, as Transfer Agent, will comply with applicable law relating to its activities as Transfer Agent for the Customer.

     5.   MAINTENANCE OF RECORDS.

          The Bank will maintain records in the usual form in which it will note the issuance, transfer and redemption of Shares. The Bank is responsible for providing reports of Share purchases, redemptions and total Shares outstanding on the next business day after each net asset value calculation. The Bank is authorized to keep records, which will be part of the transfer records, in which it will note the names and registered address of Shareholders and the number of Shares and fractions thereof held by them.

     6.   RELIANCE UPON LISTS, INSTRUCTIONS OR OTHER INSTRUMENTS.

          The Bank, as Transfer Agent, may rely conclusively and act without further investigation upon any list, instruction, certification, authorization or other instrument or paper believed by it in good faith to be genuine and unaltered, and to have been signed, countersigned, or executed by a duly authorized person or persons, or upon the instructions of any officer of the Customer, or upon the advice of counsel for the Customer or for the Bank. The Bank may record any transfer of Shares which is reasonably believed by it to have been duly authorized or may refuse to record any transfer of Shares if in good faith, the Bank, in its capacity as Transfer Agent, deems such refusal necessary in order to avoid any liability on the part of either the Series or the Bank. The Customer agrees to indemnify and hold the Bank harmless from and against any and all losses, costs, claims, and liability which it may suffer or incur by reason of so relying or acting or refusing to act, except for actions taken pursuant to advice of the Bank's counsel and actions resulting from the Bank's negligence or lack of good faith. The Bank shall maintain and reconcile all operating bank accounts necessary to facilitate all transfer agency processes; including, but not limited to, distribution disbursements, redemptions and payment clearance accounts. The indemnification provisions of this Sub-section II.C.6. shall survive the termination of this Agreement.

     7.   PROCESSING OF PURCHASE ORDERS.

          Prior to the daily determination of net asset value in accordance with the Customer's Declaration of Trust and Form N-1A, the Bank shall process all purchase orders received since the last determination of each Series' net asset value.

          The Bank shall place a purchase order daily with the appropriate Series for the proper number of Shares and fractional Shares to be purchased and confirm such number to the Customer in writing.

     8.   ISSUANCE AND CREDITING OF SHARES.

          The proper number of Shares and fractional Shares shall then be issued daily and credited by the Bank to the Shareholder Registration Records. The Shares and fractional Shares purchased for each Shareholder will be credited by the Bank to that Shareholder's account. The Bank shall mail to each Shareholder a confirmation of each purchase, with copies to the Customer as requested by the Customer. Such confirmations will show the prior Share balance, the new Share balance, the amount invested and the price paid for the newly purchased Shares.

     9.   DAILY PROCESSING OF REDEMPTION REQUESTS.

          The Bank shall, prior to the daily determination of net asset value in accordance with the Customer's Declaration of Trust and Form N-1A, process all requests from Shareholders to redeem Shares and determine the number of Shares required to be redeemed to make monthly payments, automatic payments or the like. Thereupon, the Bank shall advise the Customer of total number of Shares available for redemption and the number of Shares and fractional Shares requested to be redeemed. The Bank shall furnish the Customer with an appropriate confirmation of the redemption and process the redemption by making the proper distribution and application of the redemption proceeds in accordance with the Customer's Declaration of Trust and Form N-1A then in effect. The registry books recording outstanding Shares, the Shareholder Registration Records and the individual account of the Shareholder shall be properly debited.

     10.  REDEMPTIONS AFTER RECENT PURCHASE.

          With respect to redemption of Shares which have been purchased within fifteen (15) calendar days of a redemption request, the Customer shall provide the Bank, from time to time, with Written Instructions concerning the time within which such requests may be honored.

                            III.  GENERAL PROVISIONS
                                  ------------------

1.   STANDARD OF CARE; LIABILITIES - SECTION I.

     (a) With respect to Section I. of this Agreement, the Bank shall be responsible for the performance of only such duties as are set forth in Section
I. of this Agreement or expressly contained in Instructions which are consistent with the provisions of Section I. of this Agreement as follows:

          (i) The Bank will use reasonable care with respect to its obligations under this Agreement and the safekeeping of Assets. The Bank shall be liable to the Customer for any loss which shall occur as the result of the negligence or willful misconduct of the Bank or a Subcustodian with respect to the safekeeping of such Assets. In the event of any loss to the Customer or Series by reason of the failure of the Bank or its Subcustodian to utilize reasonable care, the Bank shall be liable to the Customer and the Series only to the extent of the Customer's actual damages.

          (ii) The Bank will not be responsible for any act, omission, default or the solvency of any agent which it or a Subcustodian uses unless such use was made negligently or in bad faith.

          (iii) The Customer and the Series shall be indemnified by, and without liability to, the Bank for any action taken or omitted by the Bank within the scope of this Agreement as a result of the Bank's negligence or willful misconduct.

          (iv) The Bank and its nominees shall be indemnified by, and without liability to, the Customer, the Series, or the Shareholders for any action taken or omitted by the Bank whether pursuant to or in reliance upon Instructions for any losses arising out of the Bank's performance hereunder, arising out of its nominees acting as a nominee or holder of record of the Securities, or for any action or omission otherwise within the scope of this Agreement if such act or omission was in good faith, without negligence. In performing its obligations under this Agreement, the Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

          (v) The Customer agrees to pay for and hold the Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income from or Assets in the Accounts.

          (vi) The Bank shall be entitled to rely, and may act, upon the advice of counsel for the Customer on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

          (vii) Without limiting the foregoing, the Bank shall not be liable for any loss which results from: 1) the general risk of investing, or 2) investing or holding Assets in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Assets provided, however, that where the Bank is required to provide information to the Customer as part of its services herewith, the Bank shall be responsible for obtaining and relaying such information in accordance with the standard of care described in this Section III.1.

          (viii) In no event shall the Bank be liable to the Customer or the Series for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Bank has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (b) Consistent with and without limiting the first paragraph of this Sub-
section 1 of this Section III. of this Agreement, it is specifically acknowledged that the Bank shall have no duty or responsibility to:

          (i) supervise or make recommendations with respect to investments or the retention of Securities;

          (ii) advise the Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in Sub-section 5(c) of Section I. of this Agreement;

          (iii) evaluate or report to the Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which Securities are delivered or payments are made pursuant to this Agreement. Nothing contained in this clause shall limit the Bank's responsibilities pursuant to Section I.4 of this Agreement;

          (iv) review or reconcile trade confirmations received from brokers. The Customer or its Authorized Persons (as defined in Sub-section 10 of Section
I. of this Agreement) issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by the Bank;

          (v) The Bank hereby warrants to the Customer that in its opinion, after due inquiry, the established procedures to be followed by each of its branches, each branch of a qualified U.S. bank, each eligible foreign custodian and each eligible foreign securities depository holding the Customer's Securities pursuant to this Agreement afford reasonable protection for such Securities given prevailing practices, procedures and controls available in that market; and

          (vi) The provisions of this Section III.1 shall survive the termination of this Agreement.

2.   STANDARD OF CARE; LIABILITIES - SECTION II.

     (a) For purposes of Section II. of this Agreement, the Bank shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Bank or the Customer, the Series, or the Shareholders in connection with the matters to which this Agreement relates, except for a loss or expense to the extent caused by or resulting from willful misfeasance, bad faith or negligence on the Bank's part in the performance of its duties or from reckless disregard by the Bank of its obligations and duties under this Agreement. In the performance of its services, however, the Bank shall be obligated to exercise the due care and diligence of an open-end fund administrative, accounting and transfer agent. In no event shall the Bank be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Bank has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (b) Subject to Section 2(a) above, the Bank shall not be responsible for, and the Customer shall indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, reasonable attorneys' fees and expenses, payments, expenses and liabilities incurred by the Bank, any of its agents, or the Customer's agents in the performance of its/their duties hereunder, including but not limited to those arising out of or attributable to:

          (i) any and all actions of the Bank or its officers or agents required to be taken pursuant to this Agreement;

          (ii) the reasonable reliance on or use by the Bank or its officers or agents of information, records, or documents which are received by the Bank or its officers or agents and furnished to it or them by or on behalf of the Customer, and which have been prepared or maintained by the Customer or any third party on behalf of the Customer;

          (iii) the Customer's refusal or failure to comply with the material terms of this Agreement or the Customer's lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

          (iv) the breach of any material representation or warranty of the Customer hereunder;

          (v) the taping or other form of recording of telephone conversations or other forms of electronic communications with investors and shareholders, or reliance by the Bank, its officers or agents on telephone or other electronic instructions of any person acting on behalf of a shareholder or shareholder account for which telephone or other electronic services have been authorized, provided the Bank, its officers or agents complies with all laws relating to the taping or other form of recording of telephone conversations;

          (vi) the reliance on or the carrying out by the Bank or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Customer or recognition by the Bank or its officers or agents of any share certificates which are reasonably believed to bear the proper signatures of the officers of the Customer and the proper countersignature of any transfer agent or registrar of the Customer;

          (vii) any delays, inaccuracies or omissions from information or data provided to the Bank or its officers or agents by data services, corporate action services, Services or securities brokers and dealers;

          (viii) the offer or sale of shares by the Customer in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions or omissions by the Customer or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Customer prior to the effective date of this Agreement;

          (ix) any failure of the Customer's registration statement to materially comply with the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in Customer's registration statement on Form N1-A; and

          (x) the actions taken by the Customer, and its investment advisers, in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply.

     (c) In performing the services required under Section II. hereof, the Bank shall be entitled to rely on any Oral or Written Instructions, notices or other communications, including electronic transmissions, from the Customer and its officers and trustees, investors, agents and other service providers which the Bank or its agents reasonably believes to be genuine, valid and authorized, and shall be indemnified by the Customer for any loss or expense caused by such reliance. The Bank shall also be entitled to consult with and rely on the advice and opinions of outside legal counsel retained by the Customer, as necessary or appropriate.

     (d) The Bank shall indemnify and hold the Customer and the Series harmless from and against any and all losses, damages, costs, charges, reasonable attorneys' fees and expenses, payments, expenses and liabilities arising out of or attributable to the Bank's refusal or failure to comply with the material terms of this Agreement; the Bank's breach of any material representation made by it herein; or the Bank's lack of good faith or acts involving negligence, willful misfeasance or reckless disregard of its duties under this Agreement.

     (e) The provisions of this Section III.2. shall survive the termination of this Agreement.

3.   INDEMNIFICATION.

     (a) In connection with any indemnification required under this Section III., the party seeking indemnification ("Indemnified Party") shall give written notice within a reasonable period of time to the other party ("Indemnifying Party") of a written assertion or claim of any threatened or pending legal proceeding which may be subject to this indemnification. The failure to so notify the Indemnifying Party of such written assertion or claim shall not, however, operate in any manner whatsoever to relieve the Indemnifying Party of any liability arising from this Section III. or otherwise, except to the extent failure to give notice prejudices the Indemnifying Party.

     (b) For any legal proceeding giving rise to indemnification under this Agreement, the Indemnifying Party shall be entitled to defend or prosecute any claim in the name of the Indemnified Party at its own expense and through counsel of its own choosing if it gives written notice to the Indemnified Party within fifteen (15) business days of receiving notice of such claim. Notwithstanding the foregoing, the Indemnified Party may participate in the litigation at its own expense through counsel of its own choosing. If the Indemnifying Party chooses to defend or prosecute such claim, then the parties shall cooperate in the defense or prosecution thereof and shall furnish such records and other information as are reasonably necessary.

     (c) The provisions of this Sub-section 3 shall survive the termination of this Agreement.

4.   USE OF OTHER PARTIES BY THE BANK.

     (a) In furnishing the services required to be provided under Section II. of this Agreement, the Bank may, upon prior written approval of Customer, sub-contract with other parties ("Other Parties") for the provision of all or such part of those services as Bank deems appropriate. In the event that the

Bank utilizes the services of Other Parties in performing the functions required to be performed by it as set forth in Section II. of this Agreement, the Bank shall be responsible for the actions of such Other Parties to the same extent as if the Bank performed such functions. Termination of such Other Parties may be made only upon prior written approval of Customer.

     (b) To the extent the Bank contracts with Other Parties to perform services required by Section II., of this Agreement, Bank is authorized to make representations in writing to such Other Parties concerning the Customer only
(i) to the same extent as the Customer makes representations and warranties to the Bank in this Agreement; and (ii) concerning the obligations of Customer set forth in Sub-section 4(c) of this Agreement.

     (c) The Customer and the Bank agree that to the extent the Bank utilizes Other Parties to perform certain functions called for by Section II. of this Agreement, the Customer may communicate directly with such Other Parties and agrees to pay the direct Customer expenses set forth in Schedule F.

     (d) To the extent the Bank contracts with Other Parties to perform any of the functions required under Section II. of this Agreement and is required pursuant to contracts with such Other Parties to supply documents to such Other Parties relating to the Customer, the Customer shall supply such documents to the Bank upon reasonable request.

5.   REPRESENTATIONS AND WARRANTIES OF CUSTOMER.

     The Customer represents and warrants to Bank that:

     (a) the Customer is a business trust duly organized and existing and in good standing under the laws of the State of Delaware;

     (b) the Customer is an open-end investment company properly registered under the 1940 Act; and

     (c) all records and regulatory filings of the Customer have been properly maintained or made in accordance with applicable laws.

6.   REPRESENTATIONS OF BANK

     The Bank represents and warrants to the Customer that:

     (a) the Bank is a New York State Chartered Trust Company duly organized and existing and in good standing under the laws of New York;

     (b) the Bank is empowered under applicable laws and by its Charter Document and By-Laws to enter into and perform this Agreement;

     (c) all requisite proceedings have been taken to authorize the Bank to enter into and perform this Agreement;

     (d) the Bank is not a party to any pending or threatened legal proceedings which would impair its ability to perform the duties and obligations called for by this Agreement; and

     (e) the Bank will only sub-contract with an Other Party to perform services under this Agreement if such Other Party:

          (i) is duly organized, existing and in good standing under the laws of its state of organization;

          (ii) is duly qualified to carry on its business wherever it is legally required to be so qualified;

          (iii) is empowered under applicable laws and by its charter documents and By-Laws to perform the functions required under Section II. of this Agreement which the Bank has contracted with it to provide;

          (iv) has and will continue to have access to the facilities, personnel and equipment required to fully perform the functions which the Bank has contracted with it to provide; and

          (v) is not a party to any pending or threatened legal proceedings which would impair such Other Party's ability to perform the duties and obligations which the Bank has contracted with it to provide.

7.   FEES AND EXPENSES.

     (a) The Customer agrees to pay the Bank or its agents for all services to be provided under this Agreement such amount as may be agreed upon in writing and as set forth on Schedule F. For any amount of fees that has not been contested in accordance with Sub-section (e) of this Section III.7., the Bank shall have a lien on and is authorized to charge the Account of any Series for any amount owing to the Bank by Customer on behalf of such Series under any provision of this Agreement. The fee schedule agreed to and as set forth on Schedule F shall be fixed for a period of three years from the date hereof.

     (b) The Bank is, and any Subcustodians are, authorized to charge the Account of any Series for such items and the Bank shall have a lien, charge and security interest on any and all Assets of such Series for any amount owing to the Bank with respect to such Series from time to time under this Agreement.

     (c) The Customer may from time to time request additional services, additional processing, or special reports. The Customer shall submit such requests in writing together with such specifications and requirements documentation as may be reasonably required by the Bank. If the Bank elects to provide such services or arrange for their provision, it shall be entitled to additional fees and expenses at its customary rates and charges. The Bank's agreement to perform such additional services shall not be unreasonably withheld.

     (d) The Bank will render, after the close of each month in which services have been furnished, a statement reflecting all of the charges for such month. Undisputed charges remaining unpaid after sixty (60) days shall bear interest in finance charges equivalent to, in the aggregate, the Prime Rate (as determined by the Bank) plus two percent per year and all costs and expenses of effecting collection of any such sums, including reasonable attorney's fees, shall be paid by the Customer to the Bank.

     (e) In the event that the Customer is more than ninety (90) days delinquent in its payments of monthly billings in connection with this Agreement (with the exception of specific amounts which may be reasonably contested by the Customer), this Agreement may be terminated upon sixty (60) days' written notice to the Customer by the Bank. The Customer must notify the Bank in writing of any contested amounts within thirty (30) days of receipt of a billing for such amounts. Disputed amounts are not due and payable while they are being investigated.

8. RECORDS; PROPRIETARY NATURE; DUTY TO MAINTAIN; ACCESS AND INSPECTION; REPORT ON INTERNAL ACCOUNTING CONTROLS.

     (a) Proprietary Nature.  The Bank agrees that all accounts, books and
         ------------------
records of the Bank relating thereto, in its capacity as Custodian under this Agreement, are the property of the Bank. The Bank agrees that all accounts, books and records of the Customer maintained in its capacity as Administrator, Accounting Services and Transfer Agent pursuant to Section 31 of the 1940 Act and Rule 31a-1 and 31a-2 are the property of the Customer. All books and records maintained in accordance with this Agreement shall be open to inspection and audit at all reasonable times during normal business hours by any person designated by the Customer. All such accounts, books and records shall be maintained and preserved in the form acceptable to and the periods prescribed by the Customer and in accordance with and for the periods prescribed by the 1940 Act and the Rules and Regulations thereunder, including, without limitation,
Section 31 thereof and Rules 31a-1 and 31a-2 thereunder.

     (b) Access and Inspection.  The Bank shall assist the Customer, the
         ---------------------
Customer's independent auditors, or, upon approval of the Customer, any regulatory body, in any requested review of the Customer's or Series' accounts, books and records maintained by the Bank in its capacity as Custodian, Administrative, Accounting or Transfer Agent. The Bank shall be reimbursed by the Customer for all reasonable expenses incurred in connection with any such review, other than routine and normal periodic reviews and audits. Bank, in its capacity as Accounting Agent, will supply the necessary data for the Customer's or an independent auditor's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Customer and the Bank shall agree upon from time to time. In case of any other request or demand for the inspection of any accounts, books or records maintained by the Bank on Customer's behalf, the Bank shall not permit such inspection except upon prior written approval of Customer, which approval shall not be unreasonably withheld.

     (c) Records of Subcustodians.  Subject to restrictions under applicable
         ------------------------
law, the Bank shall also obtain from each Subcustodian an undertaking to permit the Customer's independent public accountants reasonable access to the records of each Subcustodian which has physical possession of any Assets, as may be required in connection with the examination of the Customer's books and records.

     (d) Report on Internal Accounting Controls.  Upon reasonable request from
         --------------------------------------
the Customer, the Bank shall furnish the Customer such reports (or portions thereof) of the Bank's system of internal accounting controls (SAS-70) applicable to the Bank's duties under this Agreement. The Bank shall use its reasonable efforts to obtain and furnish the Customer with such similar reports as it may reasonably request with respect to each Subcustodian and securities depository holding the Customer's assets.

9.   MISCELLANEOUS.

     (a) Foreign Exchange Transactions. To facilitate the administration of the
         -----------------------------
Customer's trading and investment activity, the Bank is authorized to enter into spot or forward foreign exchange contracts with the Customer or an Authorized Person for the Customer on behalf of a Series on a principal and agency basis and may also provide foreign exchange through its subsidiaries, affiliates,

Subcustodians or third parties. Instructions, including standing instructions, may be issued with respect to such contracts but the Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where the Bank, its subsidiaries, affiliates or Subcustodians enter into a foreign exchange contract related to Accounts, the terms and conditions of the then current foreign exchange contract of the Bank, its subsidiary, affiliate or Subcustodian and, to the extent not inconsistent, this Agreement shall apply to such transaction.

     (b) Certification of Residency, etc.  The Customer certifies that it is a
         -------------------------------
resident of the United States and agrees to notify the Bank of any changes in residency. The Bank may rely upon this certification or the certification of such other facts as may be required to administer the Bank's obligations under this Agreement. The Customer will indemnify the Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications. The indemnification provisions of this Sub-section 9(b) shall survive termination of this Agreement.

     (c) Governing Law; Successors and Assign.  This Agreement shall be governed
         ------------------------------------
by the laws of the State of New York and shall not be assignable by either party, but shall bind the successors in interest of the Customer and the Bank.

     (d) Entire Agreement; Applicable Riders.  This Agreement consists
         -----------------------------------
exclusively of this document together with Schedule A1, Schedule A2, Schedules B1, B2, B3, B4, Schedule C, Schedule D, Schedule E, and Schedule F. There are no other provisions of this Agreement, and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment to this Agreement must be in writing, executed by both parties. With respect to the services required to be provided under Section II. of this Agreement, the Bank and the Customer may from time to time adopt such procedures to facilitate the provision of such services, as agreed upon in writing.

     (e) Severability.  In the event that one or more provisions of this
         ------------
Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

     (f) Waiver.  Except as otherwise provided in this Agreement, no failure or
         ------
delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

     (g) Notices.  All notices under this Agreement shall be effective when
         -------
actually received. Any notices or other communications which may be required under this Agreement are to be sent to the parties at the following addresses or such other addresses as may subsequently be furnished to the other party in writing by certified or registered mail, unless otherwise specified in this Agreement or in the Client Services Guide:


     Bank:      Morgan Stanley Trust Company
                One Pierrepont Plaza
                Brooklyn, NY 11201
                Attention:  President
                or facsimile:  (718) 754-6160

     Customer:  Brinson Relationship Funds
                209 South LaSalle Street
                Chicago, IL  60604-1295
                Attention:  President
                or facsimile:  (312) 554-3935

     (h)  Term and Termination.
          --------------------

          (i) This Agreement shall become effective on the date first written above and shall continue in effect for an initial three year period. The Agreement may be terminated in its entirety or as to Section I. or Section II. only prior to the expiration of the initial term only if a party commits a material breach of any term or condition hereof and any such breach is not cured or rectified within ninety (90) calendar days after the party claiming the breach shall have given written notice of such to the other party ("Curable Breach") except that neither party shall have a right to cure a material breach resulting from willful misconduct, reckless disregard or intentional misconduct ("Non-curable Breach"). In the event that a Curable Breach is not cured within such ninety (90) day period, the party claiming a material breach shall have thirty (30) days to notify the party committing the breach of its intention to terminate this Agreement in accordance with subparagraph (ii) of Section III.9.(h).

          (ii) The Customer or the Bank may give notification of termination to the other party following a Non-Curable Breach or following a Curable Breach which has not been cured or after the initial three year period by giving ninety
(90) days written notice to the other, provided that such notice to the Bank shall specify the names of the persons to whom the Bank shall deliver the Assets in the Accounts; and further provided that, if Bank is the terminating party (other than on account of a material breach hereof by Customer) Customer may extend the termination period by up to an additional sixty (60) days by sending prompt written notice ("Extension Notice") to Bank of its intent to do so (including the number of additional days). If notice of termination is given by the Bank, the Customer shall, within ninety (90) days (or such other amount of days as is contemplated by the Extension Notice) following receipt of the notice, deliver to the Bank Instructions specifying the names of the persons to whom the Bank shall deliver the Assets. In either case the Bank will deliver the Assets to the persons so specified, after deducting any amounts which the Bank determines in good faith to be owed to it under Sub-section 7 of Section
III. of this Agreement.

          If within ninety (90) days following receipt of a notice of termination by the Bank, the Bank does not receive Instructions from the Customer specifying the names of the persons to whom the Bank shall deliver the Assets, the Bank, at its election, may deliver the Assets to a bank or trust company doing business in any State within the United States to be held and disposed of pursuant to the provisions of this Agreement, or to Authorized Persons, or may continue to hold the Assets until Instructions are provided to the Bank; provided, however, that the Bank shall have no obligation to settle
          --------  -------
any transactions in securities for the Accounts following the expiration of the ninety (90) day period referred to in this sentence except those transactions which remained open prior to the expiration of such ninety (90) day period.

          (iii)  Termination as to One or More Series.  This Agreement may be
                 ------------------------------------
terminated as to one or more Series (but less than all of the Series) by delivery of an amended Schedule B1 deleting such Series, in which case termination as to such deleted Series shall take effect sixty (60) days after the date of such delivery. The execution and delivery of an amended Schedule B1 which deletes one or more

Series shall constitute a termination of this Agreement only with respect to such deleted Series, shall be governed by the preceding provisions of this Sub-
section 9(h) of Section III. of this Agreement as to the identification of a successor custodian and the delivery of Assets of the Series so deleted to such successor custodian, and shall not affect the obligations of the Bank and the Customer hereunder with respect to the other Series set forth in Schedule B1, as amended from time to time.

     (i) Several Obligations of the Series.  With respect to any obligations of
         ---------------------------------
the Customer on behalf of the Series and their related Accounts arising out of this Agreement, the Bank shall look for payment or satisfaction of any obligation solely to the assets and property of the Series and such Accounts to which such obligation relates as though the Customer had separately contracted with the Custodian by separate written instrument with respect to each Series and its related Accounts.

     (j) Representations and Warranties.  (A) The Customer represents and
         ------------------------------
warrants that (i) the execution, delivery and performance of this agreement (including, without limitation, the ability to obtain the short-term extensions of credit in accordance with Section I.5.) are within the Customer's and the Series' power and authority and have been duly authorized by all requisite action (corporate or otherwise) of the Customer, and (ii) this Agreement and each extension of short-term credit extended to or arranged for the benefit of any Series in accordance with Section I.5. shall at all times constitute a legal, valid and binding obligation of the Customer on behalf of and solely from the assets attributable to such Series and be enforceable against the Customer on behalf of and solely from the assets attributable to such Series in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     (k) The Bank represents and warrants that (i) the execution, delivery and performance of this Agreement are within the Bank's power and authority and have been duly authorized by all requisite action (corporate or otherwise) of the Bank and (ii) this Agreement constitutes the legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     (l) Force Majeure.  Subject to reasonable compliance with the Bank's then-
         -------------
existing disaster recovery plans, the Bank shall not be liable for any harm, loss or damage suffered by the Customer, its investors, or other third parties or for any failure or delay in performance of the Bank's obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond the Bank's control. In the event of a force majeure, any resulting harm, loss, damage, failure or delay by the Bank will not give the Customer the right to terminate this Agreement.

     (m)  Confidentiality.
          ---------------

          (i) Except to the extent necessary to perform the functions required under this Agreement, the Bank, its agents and employees shall maintain the confidentiality of information concerning any Assets held under this Agreement, including in dealings with affiliates of the Bank. In the event the Bank or any Subcustodian is requested or required to disclose any confidential information concerning any such Assets, the Bank shall, to the extent practicable and legally permissible, promptly notify the Customer of such request or requirement so that the Bank may seek a protective order or waive any objection to the Bank's or such Subcustodian's compliance with this Sub-section 9(m). In the absence of such a waiver, if the Bank or such Subcustodian is compelled, in the opinion of its counsel, to disclose any confidential information, the Bank or such Subcustodian may disclose such information to such persons as, in the opinion of counsel, is so required.

          (ii) The Customer shall maintain the confidentiality of, and not provide to any third parties absent the written permission of the Bank, any computer software, hardware or communications facilities made available to the Customer or its agents by the Bank.

          (iii) Neither the Bank nor any Other Party may create written or other promotional materials and/or distribute such promotional materials to the public or to prospective customers or clients which state that it is providing services to the Customer or any of its affiliates in connection with this Agreement without the prior verbal or written consent of the Customer, which consent will not be unreasonably withheld. For purposes of Sub-section 9(m) of this Agreement, the term "written or other promotional materials" shall mean any
(A) material prepared in connection with the solicitation of prospective or existing customers; and (B) material published, or designed for use in, a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, telephone directories (other than routine listings), electronic or other public media.

                             BRINSON RELATIONSHIP FUNDS
                             By: /s/ E.Thomas McFarlan__________________
                                 ---------------------------------------
                             Title: President & Treasurer
                             Date:May 6, 1997
                             MORGAN STANLEY TRUST COMPANY
                             By: /s/ G. Federico_________________________
                                 ----------------------------------------
                             Title: Giacomo Federico - Vice President
                             Date: May 7, 1997

STATE OF ILLINOIS    )   :  SS.

COUNTY OF COOK    )

On this _____6th_____ day of ______May______, 1997, before me personally came
             ---                   ---          --
___E. Thomas McFarlan___, to me known, who being by me duly sworn, did depose
   --------- --------
and say that he/she resides in ___Chicago, Illinois___ at ____209 South
                                  -----------------           ---------
LaSalle____ that he/she is ___President and Treasurer___ of ___Brinson
                              -----------------------          -------
Relationship Funds___ the entity described in and which executed the foregoing
------------------
instrument; that he/she knows the seal of said entity, that the seal affixed to said instrument is such seal, that it was so affixed by order of said entity, and that he/she signed his/her name thereto by like order.

                                          __/s/ ___E. Thomas McFarlan___________
                                            ---    ------------------

Sworn to before me this _____6th_____
                             ---

day of ______May______, 1997.
             ---          ---



___/s/ Cynthia G. Biechler____
--------------------------

Notary

"OFFICIAL SEAL"

STATE OF NEW YORK  )    :  SS.

COUNTY OF KINGS    )

On this _____7th_____ day of ______May______, 1997, before me personally came
             ---                   ---          ----
_________Giacomo Federico_____, to me known, who being by me duly sworn, did
         ----------------
depose and say that he/she resides in __One Pierrepont Plaza___ at ____Brooklyn,
                                        --------------------           ---------
New York____; that he/she is a Vice President of ___Morgan Stanley Trust
--------                                            --------------------
Company___ the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the Board of Trustees of said corporation, and that he/she signed his/her name thereto by like order.



                                                  ______G. Federico_____________
                                                        -----------
State of New York
County of Kings

Sworn to before me this _____7th_____
                             ---

day of ______May______, 1997.
             ---          ---



___/s/ Michael Selzer___
------------------------
    Notary


Michael Selzer
Notary Public, State of New York
No. 02SE5039102
Qualified in Kings County
Commission Expires March 6, 1999

                                  SCHEDULE A1
                                  -----------

                             LIST OF SUBCUSTODIANS
                             ---------------------


COUNTRY                                                                    SUB-CUSTODIAN
-------                                                                    -------------
Argentina                                                                  Citibank N.A.
Australia                                                                  Westpac Banking Corporation
Austria                                                                    Credianstalt-Bankverein
Bangladesh                                                                 Standard Chartered Bank
Belgium                                                                    Bank Brussels Lambert S.A.
Botswana                                                                   Barclays Bank of Botswana Ltd.
Brazil                                                                     Banco de Boston
Canada                                                                     The Toronto-Dominion Bank
Canada                                                                     Royal Bank of Canada*
Chile                                                                      Citibank N.A.
China                                                                      Hongkong and Shanghai Banking Corporation
Colombia                                                                   Cititrust S.A.
Cote d'Ivoire                                                              Societe Generale
Cyprus                                                                     Barclays Bank PLC
Czech Republic                                                             ING Bank N.V.
Denmark                                                                    Den Danske Bank
Ecuador                                                                    Citibank N.A.
Egypt                                                                      Citibank N.A.
Estonia                                                                    Hansabank**
Finland                                                                    Merita Bank
France                                                                     Banque Indosuez
Germany                                                                    Dresdner Bank AG
Ghana                                                                      Barclays Bank of Ghana Ltd.
Greece                                                                     Citibank N.A.
Hong Kong                                                                  Hongkong and Shanghai Banking Corporation
Hungary                                                                    Citibank Budapest Rt.
India                                                                      Standard Chartered Bank
India                                                                      Hongkong and Shanghai Banking Corporation
India                                                                      MSTC Mumbai Branch
Indonesia                                                                  Hongkong and Shanghai Banking Corporation
Ireland                                                                    Allied Irish Banks plc
Israel                                                                     Bank Leumi
Italy                                                                      Citibank N.A.
Japan                                                                      The Bank of Tokyo-Mitsubishi Limited

*Effective May 23, 1997
**Not an eligible foreign custodian under Rule 17f-5

                             LIST OF SUBCUSTODIANS
                             ---------------------

COUNTRY                                                         SUB-CUSTODIAN
-------                                                         -------------
Japan                                                           Morgan Stanley Japan Limited**
Jordan                                                          Arab Bank plc
Kenya                                                           Barclays Bank of Kenya Ltd.
Luxembourg                                                      Bank Brussels Lambert S.A.
Malaysia                                                        OCBC Bank (Malaysia) Berhad
Mauritius                                                       Hongkong and Shanghai Banking Corporation
Mexico                                                          Citibank Mexico S.A.
Morocco                                                         Banque Commerciale du Maroc
Netherlands                                                     ABN AMRO Bank N.V.
New Zealand                                                     ANZ Banking Group (New Zealand) Limited
Norway                                                          Den Norske Bank
Pakistan                                                        Standard Chartered Bank
Papua New Guinea                                                Westpac Banking Corporation
Peru                                                            Citibank N.A.
Philippines                                                     Hongkong and Shanghai Banking Corporation
Poland                                                          Citibank Poland S.A.
Portugal                                                        Banco Comercial Portugues
Russia                                                          Credit Suisse (Moscow) Ltd.
Singapore                                                       Oversea-Chinese Banking Corporation Limited
Slovakia                                                        ING Bank N.V.
South Africa                                                    First National Bank of Southern Africa, Ltd.
South Korea                                                     Standard Chartered Bank
Spain                                                           Banco Santander
Sri Lanka                                                       Hongkong and Shanghai Banking Corporation
Swaziland                                                       Barclays Bank of Swaziland Ltd.
Sweden                                                          Svenska Handelsbanken
Switzerland                                                     Bank Leu Limited
Taiwan                                                          Hongkong and Shanghai Banking Corporation
Thailand                                                        Standard Chartered Bank
Tunisia                                                         Banque Internationale Arabe de Tunisie**
Turkey                                                          Citibank N.A.
UK                                                              Barclays Bank PLC

**Not an eligible foreign custodian under Rule 17f-5

                             LIST OF SUBCUSTODIANS
                             ---------------------


COUNTRY                                                         SUB-CUSTODIAN
-------                                                         -------------
USA                                                             Chase Manhattan Bank
Uruguay                                                         Citibank N.A.
Venezuela                                                       Citibank N.A.
Zambia                                                          Barclays Bank of Zambia Ltd.
Zimbabwe                                                        Barclays Bank of Zimbabwe Ltd.

                                  SCHEDULE A2
                                  -----------

              LIST OF SECURITIES DEPOSITORIES OR CLEARING AGENCIES
              ----------------------------------------------------

COUNTRY                                                                 CENTRAL DEPOSITORY
-------                                                                 ------------------
Argentina                                                               Caja de Valores
Australia                                                               CHESS (Clearing House Electronic Subregister System)
Austria                                                                 OKB (OsterreicheKontrollbank)
Bangladesh                                                              None
Belgium                                                                 CIK (Caisse Interprofessionelle de Depots et de
                                                                              Virements de Titres)
Botswana                                                                None
Brazil                                                                  BOVESPA (Bolsa de Valores de Sao Paulo)
                                                                        BVRJ (Bolsa de Valores de Rio de Janeiro)
                                                                        CETIP - fixed income (Central de Custodia e Liquidacao
                                                                              Financeira de Titulos)
                                                                        SELIC - fixed income (Sistema Especial de Liquidacao e
                                                                              Custodia)
Canada                                                                  CDS (The Canadian Depository for Securities)
Chile                                                                   Depositorio Central de Valores
China                                                                   SSCCRC (Shanghai Securities Central Clearing and
                                                                              Registration  Corporation)
                                                                        SSCC (Shenzhen Securities Central Clearing
                                                                              Company Ltd.)
Colombia                                                                DCV - central bank securities Deposito Central de Valores
                                                                              DECEVAL - fixed income securities
Cyprus                                                                  None
Cote d'Ivoire                                                           None
Czech Republic                                                          SCP Stredisko cennych papiru (Center for Securities)
Denmark                                                                 VP (Vaerdipapircentralen)
Ecuador                                                                 None
Egypt                                                                   None
Finland                                                                 None
France                                                                  SICOVAM (Societe Interprofessionelle pour la Compensation
                                                                             des Valeurs Mobilieres)
Germany                                                                 DKV (Deutscher Kassenverein AG)
Ghana                                                                   None
Greece                                                                  Apothetirio Titlon A.E.
Hong Kong                                                               CCASS (Central Clearing and Settlement System)
Hungary                                                                 KELER (Kozponti Elszamolohas es Ertktar (Budapest) Rt.)
India                                                                   National Securities Depository Limited
Indonesia                                                               KDEI (Kustodian Dipositari Efek Indonesia)
Ireland                                                                 CGO - gilts only (Central Gilts Office)
Israel                                                                  SECH (for securities listed on the Tel Aviv
                                                                              Stock Exchange) Stock Exchange Clearing House
Italy                                                                   Monte Titoli S.P.A.
                                                                        Banco d'Italia

COUNTRY                                         CENTRAL DEPOSITORY
-------                                         ------------------
Japan                                           JASDEC (Japan Securities Depository Center)
Jordan                                          None
Kenya                                           None
Luxembourg                                      None
Malaysia                                        MCD (Malaysian Central Depository)
Mauritius                                       None
Mexico                                          S.D. INDEVAL, S.A.
Morocco                                         None
Netherlands                                     NECIGEF (Netherlands Central Institute for Giral
                                                        Effectenclearing)
New Zealand                                     NZCSD (New Zealand Central Securities Depository)
Norway                                          VPS (Verdipapirsentralen)
Pakistan                                        CDC (Central Depository Company of Pakistan)
Papua New Guinea                                CHESS (Clearing House Electronic Subregister System)
Peru                                            Caja de Valores (Caja de Valores de Lima)
Philippines                                     PCD (Philippines Central Depository)
Poland                                          NDS (National Depository of Securities)
Portugal                                        CENTRAL
Russia                                          None
Singapore                                       CDP (Central Depository Pte Ltd.)
Slovak Republic                                 SCP (Stredisko cennych papierov Slovenskej Republiky (Center for Securities)
South Africa                                    Central Depository Ltd.
South Korea                                     KSD (Korean Securities Depository)
Spain                                           SCLV (Servicio de Compensacion y Liquidacion de Valores)
Sri Lanka                                       CDS (Central Depository System Pvt Ltd.)
Swaziland                                       None
Sweden                                          VPS (Vardipapperscentralen)
Switzerland                                     SEGA (Schweizerische EffektenGiro AG)
Taiwan                                          TSCD (Taiwan Securities Depository Co.)
Thailand                                        SDC or TSD (Thailand Securities Depository Center)
Tunisia
Turkey                                          None
United Kingdom                                  CGO - gilts only (Central Gilts Office)
                                                CREST
United States                                   DTC (Depository Trust Company)
Uruguay                                         None
Venezuela                                       None
Zambia                                          Lusaka Stock Exchange Depository
Zimbabwe                                        None

                          [Morgan Stanley Letterhead]


August 27, 1997

Brinson Relationship Funds
209 South LaSalle Street
Chicago, IL  60604

RE:  AMENDMENT TO MULTIPLE SERVICES AGREEMENT EFFECTIVE
     May 9, 1997 - Schedules B1 and F

Dear Sirs:

     We refer to the Multiple Services Agreement effective May 9, 1997 (the "Multiple Services Agreement") between Morgan Stanley Trust Company (the "Custodian") and Brinson Relationship Funds (the "Client").

     The parties hereby agree as follows:

     1. Schedule B1 - List of Series of Brinson Relationship Funds is replaced in its entirety with Schedule B1 attached hereto.

     2. "Schedule F - Fee Schedule for Brinson Relationship Funds is replaced in its entirety with Schedule F attached hereto.

     The Multiple Services Agreement, as amended by this letter amendment, shall continue in full force and effect.

     Please evidence your acceptance of the terms of this letter by signing below and returning one copy to Michael Reinbold, Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, NY 11201.

                        Very truly yours,

                        MORGAN STANLEY TRUST COMPANY

                        By: /s/ Giacomo Federico
                            --------------------

                        Name:     Giacomo Federico
                        Title:    Principal

Accepted and Agreed:

BRINSON RELATIONSHIP FUNDS

By:    /s/ E. Thomas McFarlan
       ----------------------
Name:   E. Thomas McFarlan
Title:  President

                                  SCHEDULE B1
                                  -----------

                  LIST OF SERIES OF BRINSON RELATIONSHIP FUNDS
                  --------------------------------------------



                Brinson Global Securities Fund
                Brinson Short-Term Fund
                Brinson Post-Venture Fund
                Brinson High Yield Fund
                Brinson Emerging Markets Equity Fund
                Brinson Emerging Markets Debt Fund
                Brinson Bond Plus Fund
                Brinson U.S. Equity Fund
                Brinson U.S. Large Capitalization Equity Fund
                Brinson U.S. Intermediate Capitalization Equity Fund Brinson EXDEX(R) Fund
                Brinson Non-U.S. Equity Fund
                Brinson U.S. Bond Fund
                Brinson U.S. Short/Intermediate Fixed Income Fund
                Brinson Global Equity Fund



        This Schedule has been amended and agreed to by the undersigned of this 27th day of August, 1997.


                                       BRINSON RELATIONSHIP FUNDS



                                       By:  /s/ E. Thomas McFarlan
                                            ----------------------
                                       Title:  President

                                       MORGAN STANLEY TRUST COMPANY

                                       By:  /s/ G. Federico
                                            ---------------

                                       Title:  Principal

                                  SCHEDULE B2
                                  -----------

              LIST OF DOCUMENTS TO BE PROVIDED BY CUSTOMER TO BANK
              ----------------------------------------------------


REQUIRED DOCUMENTATION FOR CORE CUSTODIAL SERVICES (INCLUDING TAX RECLAIMS):
----------------------------------------------------------------------------

CUSTODY AGREEMENT

CLIENT SERVICES GUIDE (INCLUDING APPENDICES)

FEE SCHEDULE/BILLING GUIDE

GENERAL ACCOUNT INFORMATION

US TAX AUTHORITY DOCUMENTATION

LOCAL TAX OFFICE LETTER/APPLICATION LETTER
(NON-UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

FORM 6166/REQUEST FOR FOREIGN CERTIFICATION FORM
(UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

CERTIFICATION OF BENEFICIAL OWNERSHIP, LEGAL NAME, LEGAL RESIDENCY, TAX STATUS AND TAX IDS

TAX RECLAIM POWER OF ATTORNEY

PREVIOUS TAX RECLAIM FILING INFORMATION
(PREVIOUS FILERS, ONLY)

UK TAX AUTHORITY DOCUMENTATION

SOPHISTICATED INVESTOR (ACCREDITED INVESTOR LETTER)
(UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

DOCUMENTATION THAT IS REQUIRED FROM AN ENTITY CLASSIFIED AS TAX-EXEMPT BY ITS
-----------------------------------------------------------------------------
LOCAL TAX AUTHORITY:
--------------------

UK FORM 4338
(EXEMPT NON-UNITED KINGDOM-RESIDENT BENEFICIAL OWNERS, ONLY)

UK FORM 309A
(EXEMPT UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

FOREIGN EXEMPTION LETTERS/APPLICATION FOR AUSTRALIAN EXEMPTION LETTER (EXEMPT BENEFICIAL OWNERS, ONLY)

DOCUMENTATION THAT IS REQUIRED ONLY IF YOU WILL DEAL IN CERTAIN SECURITIES:
---------------------------------------------------------------------------

THAI AUTHORIZATION LETTER

JGB INDEMNIFICATION LETTER

KOREAN SECURITIES POWER OF ATTORNEY

NEW ZEALAND "APPROVED ISSUER LEVY" LETTER

SPANISH POWER OF ATTORNEY WITH APOSTILE

ITALIAN GOVERNMENT BONDS LETTER
UK STAR LETTER

                                  SCHEDULE B3
                           LIST OF AUTHORIZED PERSONS
                               THE BRINSON FUNDS


The following is a list of individuals at the Brinson Relationship Funds who are authorized to originate trades on behalf of the Brinson Relationship Funds. All prior authorizations are superseded by this list.


                                               INITIALS
                                               --------

/s/ Michael A. Abellera                         M.A.__
-------------------------                       ------
Michael A. Abellera

/s/ Shelley J. Aron                             S.A.
-------------------------                       ------
Shelley J. Aron

/s/ Jenifer A. Aronson                          J.A.
-------------------------                       ------
Jenifer A. Aronson

/s/ Christopher Brightman                       C.B.
-------------------------                       ------
Christopher Brightman

/s/ Thomas D. Clarkson                          T.C.
--------------------------                      ------
Thomas D. Clarkson

/s/ Paul J. Harvey                              P.H.
--------------------------                      ------
Paul J. Harvey

/s/ Dennis L. Hesse                             D.L.H.
--------------------------                      ------
Dennis L. Hesse

/s/ B. Craig Hutson                             B.C.H.
--------------------------                      ------
B. Craig Hutson

/s/ Debbie J. Johnson                           D.J.J.
--------------------------                      ------
Debbie J. Johnson

/s/ Kiki Katsikas                               K.K.
--------------------------                      ------
Kiki Katsikas

/s/ Linda A. Kent                               L.A.K.
--------------------------                      ------
Linda A. Kent

/s/ Constance M. McGarrity                      C.M.M.
--------------------------                      ------
Constance M. McGarrity

Schedule B3
Page 2



                                            INITIALS
                                            --------

/s/ James C. Malles                             J.M.
-------------------                             ----
James C. Malles

/s/ Wendy L. Nickerson                          W.L.N.
----------------------                          ------
Wendy L. Nickerson

---------------                                 ------
Pamela M. Siple

/s/ Mark C. Skorey                              M.C.S.
------------------                              ------
Mark C. Skorey

/s/ Gregory P. Smith                            G.P.S.
--------------------                            ------
Gregory P. Smith

/s/ David A. Strouse                            D.S.
--------------------                            ----
David A. Strouse

/s/ Anne M. Tremmel                             A.M.T.
-------------------                             ------
Anne M. Tremmel

/s/ Chester F. Wierciak                         C. W.
-----------------------                         -----
Chester F. Wierciak

/s/ Mary Wilson                                 M.W.
---------------                                 ----
Mary Wilson

/s/ Glenn G. Wozniak                            G.G.W.
--------------------                            ------
Glenn G. Wozniak

/s/ Jane L. Zobel                               J.L.Z.
-----------------                               ------
Jane L. Zobel

                                  SCHEDULE B3
                           LIST OF AUTHORIZED PERSONS
                               THE BRINSON FUNDS


The following is a list of individuals at the Brinson Relationship Funds who are authorized to originate memos and other instructions, EXCLUDING CASH MOVEMENTS. All prior authorizations are superseded by this list.

                                                INITIALS
                                                --------

/s/ Joseph A. Anderson                          J.A.
----------------------                          ----
Joseph A. Anderson

/s/ David E. Floyd                              D.F.
------------------                              ----
David E. Floyd

/s/ Alta M. Jacko                               A.J.
-----------------                               ----
Alta M. Jacko

/s/ Jennifer L. Lauer                           J.L.L.
---------------------                           ------
Jennifer L. Lauer

/s/ Ngoc-Dung S. Le                             D.L.
-------------------                             ----
Ngoc-Dung S. Le

/s/ Athena D. Svolos                            A.S.
--------------------                            ----
Athena D. Svolos

/s/ Terry L. Winkless                           T.W.
---------------------                           ----
Terry L. Winkless

Schedule B3
Page 2



The following is a list of individuals at the Brinson Relationship Funds who are authorized to originate memos and other instructions, AS WELL AS INITIATE CASH
MOVEMENTS:


                                                INITIALS
                                                --------

/s/ Samuel W. Anderson                          S.A.
----------------------                          ----
Samuel W. Anderson

/s/ Carolyn M. Burke                            C.M.B.
--------------------                            ------
Carolyn M. Burke

/s/ Richard C. Carr                             R.C.C.
-------------------                             ------
Richard C. Carr

/s/ Jeffrey J. Diermeier                        J.D.
------------------------                        ----
Jeffrey J. Diermeier

/s/ Thomas J. Digenan                           T.J.D.
---------------------                           ------
Thomas J. Digenan

/s/ Megan M. Doherty                            M.D.
--------------------                            ----
Megan M. Doherty

/s/ Dennis L. Hesse                             D.L.H.
-------------------                             ------
Dennis L. Hesse

/s/ E. Thomas McFarlan                          E.T.M.
----------------------                          ------
E. Thomas McFarlan

/s/ Catherine E. Macrae                         C. M.
-----------------------                         -----
Catherine E. Macrae

/s/ Debra L. Nichols                            D.L.N.
--------------------                            ------
Debra L. Nichols

/s/ Nicholas C. Rassas                          N.C.R.
----------------------                          ------
Nicholas C. Rassas

DATE:  April 8, 1997
TO:    Debra Nichols
FROM:  Lynda Kaplan
RE:    Funds Transfer Authorization


The following is a list of Chase Global Funds Services Company personnel authorized to instruct MSTC to transfer funds between the transfer agent operating accounts and the Brinson Mutual Fund custody accounts.

NAME                             TITLE                   SIGNATURE
----                             -----                   ---------

Thomas Curran          Vice President             /s/ Thomas Curran
                                                  -----------------------

Bill O'Neill           Assistant Treasurer        /s/ Bill O'Neill
                                                  -----------------------

Scott Fagan            Assistant Treasurer        /s/ Scott Fagan
                                                  -----------------------

John Sheppard          Assistant Treasurer        /s/ John Sheppard
                                                  -----------------------

John Fahey             Assistant Treasurer        /s/ John Fahey
                                                  -----------------------

Louis DiMuzio          Senior Control Accountant  /s/ Louis DiMuzio
                                                  -----------------------

Eileen McGillicuddy    Senior Control Accountant  /s/ Eileen McGillicuddy
                                                  -----------------------

Should you have any questions, please contact me at (617) 557-8134 or Tom Curran at (617) 557-8106. Thank you.

SBC BRINSON
GLOBAL INSTITUTIONAL ASSET MANAGEMENT
SWISS BANK CORPORATION

                 LIST OF AUTHORISED SIGNATURES - APRIL 10, 1997
                 ----------------------------------------------


PRINTED NAME                          SIGNATURE

Martin Ashdown                        /s/ Martin Ashdown
                                      ------------------

Ronald Aziz                           /s/ Ronald Aziz
                                      ---------------

Tom Barrett                           /s/ Tom Barrett
                                      ---------------

David Blaskett                        /s/ David Blaskett
                                      ------------------

Mark Boylan                           /s/ Mark Boylan
                                      ---------------

Richard Bustard                       /s/ Richard Bustard
                                      -------------------

Susan Clarke                          /s/ Susan Clarke
                                      ----------------

Richard Collins                       /s/ Richard Collins
                                      -------------------

Norman Cumming                        /s/ Norman Cumming
                                      ------------------

Godfrey Dutton                        /s/ Godfrey Dutton
                                      ------------------

Sally Elliott                         /s/ Sally Elliott
                                      -----------------

Richard Fosker                        /s/ Richard Fosker
                                      --- --------------

Mark Gunn                             /s/ Mark Gunn
                                      -------------

Natalie Hagan                         /s/ Natalie Hagan
                                      -----------------

Nigel Head                            /s/ Nigel Head
                                      --------------

James Hedley                          /s/ James Hedley
                                      ----------------

Steven Herbert                        /s/ Steven Herbert
                                      ------------------

Theresa Hickman                       /s/ Theresa Hickman
                                      -------------------

Michael Humphries                     /s/ Michael Humphries
                                      ---------------------

Cont/...

                 LIST OF AUTHORIZED SIGNATURES - APRIL 10, 1997
                 ----------------------------------------------


PRINTED NAME                          SIGNATURE

Christopher Leonard                   /s/ Christopher Leonard
                                      -----------------------

Steven Liu                            /s/ Steven Liu
                                      --------------

Graham Lock                           /s/ Graham Lock
                                      ---------------

Piers Maynard                         /s/ Piers Maynard
                                      -----------------

Nicola Milne                          /s/ Nicola Milne
                                      ----------------

Tony Mint                             /s/ Tony Mint
                                      -------------

Anne-Marie Parish                     /s/ Anne-Marie Parish
                                      ---------------------

Suzanne Phillips                      /s/ Suzanne Phillips
                                      --------------------

Paul Purser                           /s/ Paul Purser
                                      ---------------

Danny Roberts                         /s/ Danny Roberts
                                      -----------------

Philip Roberts                        /s/ Philip Roberts
                                      ------------------

Barrie Senior                         /s/ Barrie Senior
                                      -----------------

Arwyn Wickerson                       /s/ Arwyn Wickerson
                                      -------------------

THE CHASE MANHATTAN BANK
Chase Global Funds Services Company
73 Tremont Street
Boston, MA  02108



DATE:  October 28, 1997
TO:    Debra Nichols
FROM:  John Sheppard
RE:    Funds Transfer Authorization


The following is a list of Chase Global Funds Services Company personnel authorized to instruct MSTC to transfer funds between the transfer agent operating accounts and the Brinson custody accounts.

NAME                         TITLE                 SIGNATURE
----                         -----                 ---------

Thomas Curran      Vice President             /s/ Thomas Curran
                                              -------------------

Danielle Murray    Assistant Treasurer        /s/ Danielle Murray
                                              -------------------

Scott Fagan        Assistant Treasurer        /s/ Scott Fagan
                                              -------------------

John Sheppard      Assistant Treasurer        /s/ John Sheppard
                                              -------------------

Louis DiMuzio      Senior Control Accountant  /s/ Louis DiMuzio
                                              -------------------

NingSu Chan        Senior Control Accountant  /s/ NingSu Chan
                                              -------------------

Should you have any questions, please contact me at (617) 557-8177 or Tom Curran at (617) 557-8106. Thank you.

BRINSON PARTNERS, INC.

--------------------------------------------------------------------------------

November 24, 1997



Michael Reinbold
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

RE:  REVISED AUTHORIZED SIGNATURE LIST - MULTIPLE SERVICES AGREEMENT

Dear Mike:

Attached is a revised authorized signature list from Chase Global Funds Services Company relating to the Multiple Services Agreement for The Brinson Trust Company Collective Investment Trust for Pension and Profit Sharing Trusts, The Brinson Funds and the Brinson Relationship Funds. Please discard the old signature list and replace it with the attached revised list for each of the above entities.

Please call me with any questions you may have.


Sincerely,

/s/ Michael J. Jacobs

Michael J. Jacobs
Partner, Attorney



/rj


Enclosures

cc:  Carolyn M. Burke
     Bruce Leto - Stradley
     Helen A. Robichaud

                                  SCHEDULE B4
                                  -----------

                                ACCOUNT NUMBERS
                                ---------------


ACCOUNT                 ACCOUNT
MNEMONIC                NUMBER                       ACCOUNT NAME                         FUND TYPE




                                  SCHEDULE B4
                                  -----------

                           BRINSON RELATIONSHIP FUNDS
                           --------------------------

                       DESIGNATED SYSTEM USER ID NUMBERS
                       ---------------------------------

CHASE GLOBAL FUNDS SERVICES

USER ID                                                                 EMAIL ID
-------                                                                 --------
ECH1924                                                                 ECH1924
ECH1925                                                                 ECH1925
ECH1926                                                                 ECH1926
ECH1927                                                                 ECH1927
ECH1928                                                                 ECH1928
ECH1929                                                                 ECH1929
ECH1930                                                                 ECH1930
ECH1931                                                                 ECH1931
ECH1932                                                                 ECH1932
ECH1933                                                                 ECH1933
ECH1934                                                                 ECH1934
ECH1935                                                                 ECH1935
ECH1936                                                                 ECH1936
ECH1937                                                                 ECH1937


BRINSON PARTNERS, INC.

USER ID                                                                 EMAIL ID
-------                                                                 --------
EBP1757                                                                 BRNSYST1
EBP1784                                                                 BRNCFND1
EBP1787                                                                 BRNPRIV1
EBP1788                                                                 BRNUSEQ1
EBP1789                                                                 BRNUSFI1
EBP1790                                                                 BRNCORP
EBP1791                                                                 BRNPRIV2
EBP1792                                                                 BRNLSET1
EBP1793                                                                 BRNMNY
EBP1941                                                                 EBP1941

                                   SCHEDULE C
                                   ----------

                          BRINSON RELATIONSHIP FUNDS
                          --------------------------
              GENERAL DESCRIPTION OF FUND ADMINISTRATIVE SERVICES
              ---------------------------------------------------

I.   REGULATORY COMPLIANCE
     ---------------------

     A.   Compliance - Federal Investment Company Act of 1940
          1.  Review, report and renew
              a.  Investment advisory contracts
              b.  File and monitor compliance of Fidelity bond
              c.  Underwriting contract (if applicable)
              d.  Distribution (12b-1) plans (if applicable)
              e.  Multiple Services Agreement

          2.  Filings
              a.  N-SAR (semi-annual report and annual report)
              b.  Initial registration statement on Form N-1A, post-effective amendments on Form N1-A, and supplements ("stickers")
              c.  Notice pursuant to Rule 24f-2 (registration of indefinite number of shares)
              d.  Filing fidelity bond under Rule 17g-1
              e.  Filing shareholders reports under Rule 30b2-1
              f.  Proxy statement, when necessary

          3. Annual updates of biographical information and questionnaires for Trustees and Officers, coordinated with The Brinson Funds' questionnaire

      B.  Compliance - State "Blue Sky" (if applicable)
          1.  Blue Sky (state registration)
              a.  Registration shares (initial/renewal)
              b.  Monitor sales shares
              c.  Report shares sold
              d.  Filing of federal registration statements and contracts
              e.  Filing annual and semi-annual reports with states

      C.  Compliance - Registration Statement
          1.  Analyze and review portfolio reports from Adviser regarding:
              a. compliance with investment objectives, although the primary responsibility for such compliance remains with the investment adviser or investment manager.
              b. maximum investment by company/industry size, although the primary responsibility for such compliance remains with the investment adviser or investment manager.

      D.  Compliance - Exemptive Orders and No-Action Letters
          1. Monitor compliance with all exemptive orders and no-action letters, although the primary responsibility for such compliance remains with the investment adviser or investment manager.

      E.  Compliance - Other (if applicable as directed by the Adviser)
          1.  Proxy, when necessary
          2.  Applicable Stock Exchange Rules
          3.  Applicable to state tax laws

II.  CORPORATE BUSINESS AND SHAREHOLDER/PUBLIC INFORMATION
     -----------------------------------------------------

     A.   Trustees/Management
          1.  Preparation of meetings
              a.  agendas and resolutions - all necessary items of compliance
              b.  compile and distribute Board materials
              c.  attend and record minutes of meetings
              d.  keep attendance records
              e.  maintain corporate records/minute book

          2. Preparation and distribution of periodic operation reports to management

     B.   Maintain Corporate Calendars and Files
          1.  General
          2.  Blue Sky (if applicable)

     C.   Shareholder Meetings
          1.  Assist with Preparation of Proxy
          2.  Conduct Meetings
          3.  Preparation of minutes and record ballot results

     D.   Release Corporate Information
          1.  To partners
              a.  distributions (if applicable)
              b.  tax information for K-1 preparation
              c.  changes to registration statement
              d.  letters from management
              e.  Funds' performance
              f. provide rating agencies with statistical data as required (monthly/quarterly) (if applicable)

          2.  To financial and general press

          3.  Respond to:
                  a.  financial press, as authorized (if applicable)
                  b.  miscellaneous shareholder inquiries (if applicable)
                  c.  industry questionnaires (if applicable)

          4.  Prepare, maintain and update monthly information manual

      E.  Communications to Shareholders
          1. Coordinate printing and distribution of annual and semi-annual reports and prospectus

III.  FINANCIAL AND MANAGEMENT REPORTING
      ----------------------------------
      A.  Income and Expenses
          1.  Preparation of budgets
          2.  Expense figures calculated and accrual levels set
          3.  Monitoring of expenses paid and expense caps (monthly)
          4.  Approve and process payment of authorized expenses
          5.  Checking Account Reconciliation (monthly)
          6.  Write checks to pay vendors

      B.  Distributions to Shareholders (if applicable)
          1.  Projections of distribution amounts
          2. Compilation of taxable income for reporting on partners' Schedules K-1

     C.   Financial Reporting
          1.  Liaison between fund management and auditors
          2. Preparation of unaudited and audited financial statements to shareholders
          3.  60 day delivery to SEC and shareholders
          4. Preparation of semi-annual and annual N-SARs and Financial Data Sheet (Financial Information)
          5.  Provide work area for auditors

     D.   Other Financial Analyses
          1.  Sales information, portfolio turnover (monthly)
          2.  Performance Calculations (monthly)
          3.  1099 Miscellaneous - prepared for Directors/Trustees (annually)

     E.   Review and Monitoring Functions
          1.  Review accruals and reclassification entries


IV.  SPECIAL ISSUES RELATED TO FOREIGN INVESTMENTS
     ---------------------------------------------

     A.   Financial Reporting
          1. Review and monitor treatment of currency gain/loss and capital gain/loss
              a.  section 988 transactions
              b.  section 1256 contracts
              c.  section 1092 deferrals

     B.   Tax Reporting
          1. Monitor character and impact of realized currency gain/loss to be allocated

          2. Calculate income (reclaims) and expenses (tax withheld) by country in order to determine foreign tax credit available to shareholders (if required)

          3. Work with the advisor and independent audit firm in the identification of Passive Foreign Investment Companies (if appropriate) although primary responsibility will be with the investment adviser or investment manager.

                          [Morgan Stanley Letterhead]



January 27, 1998

The Brinson Relationship Funds
209 South LaSalle Street
Chicago, IL  60604

RE: AMENDMENT TO MULTIPLE SERVICES AGREEMENT EFFECTIVE MAY 9, 1997- SCHEDULES B1, D, E AND F TO ADD BRINSON U.S. CASH MANAGEMENT PRIME FUND

Dear Sirs:

     We refer to the Multiple Services Agreement effective May 9, 1997 (the "Multiple Services Agreement") between Morgan Stanley Trust Company (the "Custodian") and the Brinson Relationship Funds (the "Client").

     The parties hereby agree as follows:

     1. Schedule B1 - List of Series of Brinson Relationship Funds - is replaced in its entirety with Schedule B1 attached hereto.

     2. Schedule D Description of Fund Accounting Services for Brinson Relationship Funds - is replaced in its entirety with Schedule D attached hereto.

     3. Schedule E Description of Transfer Agency Responsibilities for Brinson Relationship Funds - is replaced in its entirety with Schedule E attached hereto.

     4. Schedule F - Fee Schedule for Brinson Relationship Funds - is replaced in its entirety with Schedule F attached hereto.

     The Multiple Services Agreement, as amended by this letter amendment, shall continue in full force and effect.

     Please evidence your acceptance of the terms of this letter by signing below and returning one copy to Michael Reinbold, Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, NY 11201.

                                              Very truly yours,

                                              MORGAN STANLEY TRUST COMPANY

                                              By:  /s/ Giacomo Federico
                                                   --------------------
                                                 Name:     Giacomo Federico
                                                 Title:    Principal



Accepted and Agreed:

THE BRINSON RELATIONSHIP FUNDS

By:    /s/ E. Thomas McFarlan
        ---------------------
Name:   E. Thomas McFarlan
Title:  President

                                  SCHEDULE B1
                                  -----------

                LIST OF SERIES OF THE BRINSON RELATIONSHIP FUNDS
                ------------------------------------------------

                          AS AMENDED JANUARY 27, 1998

                Brinson U.S. Cash Management Prime Fund
                Brinson Global Securities Fund
                Brinson Short-Term Fund
                Brinson Post-Venture Fund
                Brinson High Yield Fund
                Brinson Emerging Markets Equity Fund
                Brinson Emerging Markets Debt Fund
                Brinson Bond Plus Fund
                Brinson U.S. Equity Fund
                Brinson U.S. Large Capitalization Equity Fund
                Brinson U.S. Intermediate Capitalization Equity Fund Brinson EXDEX(R) Fund
                Brinson Non-U.S. Equity Fund
                Brinson U.S. Bond Fund
                Brinson U.S. Short/Intermediate Fixed Income Fund
                Brinson Global Equity Fund

                                  SCHEDULE B1
                                  -----------

                  LIST OF SERIES OF BRINSON RELATIONSHIP FUNDS
                  --------------------------------------------

                          AS AMENDED JANUARY 27, 1998

                 Brinson U.S. Cash Management Prime Fund
                 Brinson Global Securities Fund
                 Brinson Short-Term Fund
                 Brinson Post-Venture Fund
                 Brinson High Yield Fund
                 Brinson Emerging Markets Equity Fund
                 Brinson Emerging Markets Debt Fund
                 Brinson Bond Plus Fund
                 Brinson U.S. Equity Fund
                 Brinson U.S. Large Capitalization Equity Fund
                 Brinson U.S. Intermediate Capitalization Equity Fund Brinson EXDEX(R) Fund
                 Brinson Non-U.S. Equity Fund
                 Brinson U.S. Bond Fund
                 Brinson U.S. Short/Intermediate Fixed Income Fund Brinson Global Equity Fund

                                 SCHEDULE D
                                 ----------

                          BRINSON RELATIONSHIP FUNDS
                          --------------------------
                    DESCRIPTION OF FUND ACCOUNTING SERVICES
                    ---------------------------------------

                          AS AMENDED JANUARY 27, 1998

                           Daily Accounting Services
                           -------------------------

1)  Maintain the books and records of each Series.
    ---------------------------------------------

2)  Calculate Net Asset Value Per Share:
    -----------------------------------

    .  If necessary, enter manual prices supplied by Customer and/or broker.
    . Monitor securities for which there is no change in price from one day to the next.
    . Review variance reporting on-line and in hard copy for price changes in individual securities using variance levels established by Customer. Verify U.S. dollar security prices exceeding variance levels by notifying client and pricing sources of noted variances.
    . Complete daily variance review on foreign exchange rates and local foreign prices. Notify the client of changes exceeding established levels for the client's verification.
    . Provide daily file transmissions and auto-reconciliation reports to the Advisor.
    . Communicate required pricing information (NAV) to Customer, Transfer Agent and additional Brinson Mutual Funds clients/Custodian
    .  Report NAV to 4 decimal places.

3)  Perform Partnership Allocation, as required.
    -------------------------------------------

4)  Reconcile and Record All Daily Expense Accruals.
    -----------------------------------------------

5)  Verify and Record All Daily Income Accruals for Debt Issues:
    -----------------------------------------------------------

     .   Separately allocate Partners' percentage of:
         a)  domestic interest income
         b)  foreign interest income
         c)  miscellaneous income

6)  Record Corporate Action, Cash Dividends and Capital changes on Securities:
    -------------------------------------------------------------------------

     . Interface with Custodian to monitor timely collections and postings of corporate actions, dividends, interest and capital changes

7)  Record all Security Trades based on instruction from the Customer:
    -----------------------------------------------------------------

     .   Verify settlement through the Custodian statements.
     . Determine realized gains/losses on security trades using the Trust approved FIFO methodologies.
     . Provide Foreign Currency exchange rate realized and unrealized gains/losses details.
     .   Separately allocate each Partner's economic percentage, as required of:
         a)      Realized Short-Term gains/losses
         b)      Realized Mid-Term gains/losses
         c)      Realized Long-Term gains/losses
         d)      Realized Currency gains/losses
     . Allocate each Partner's percentage of realized gains/losses, as required.

8)  Record All Funds Share/Partner Transactions.
    -------------------------------------------

9)  Review and Reconcile With Custodian Statements.
    ----------------------------------------------

10)  Provide Daily Accounting Reports as agreed to from time to time by Bank and
     ---------------------------------------------------------------------------
     Customer:
     --------

     . Bank represents that all Customer Information, in whatever form, is the property of the Customer.
     .    Provide Summaries Schedule.

11)  Provide Daily yield for any short-term fund that may be developed.
     -----------------------------------------------------------------


                          MONTHLY ACCOUNTING SERVICES
                          ---------------------------

1)   Full Financial Statement Preparation (automated Statements of Assets and
     ------------------------------------------------------------------------
     Liabilities, of Operations and of Changes in Net Assets) and submission to
     --------------------------------------------------------------------------
     Customer by 10th Business Day.
     -----------------------------

2)  Submission of Monthly Automated Reports:
    ---------------------------------------

     .      Security Purchase/Sales Journal.
     .      Interest and Maturity Report.
     .      Brokers Ledger (Commission Report).
     .      Security Ledger Transaction Report with Realized Gains/Losses.
     .      Security Ledger Tax Lot Holdings Report.
     .      Additional reports available upon request.

3)  Reconcile Accounting Asset Listing to Custodian Asset Listing:
    -------------------------------------------------------------

    .       Report any security balance discrepancies to the Custodian/Customer.

4)  Provide Monthly Analysis and Reconciliation of Additional Trial Balance
    -----------------------------------------------------------------------
    Accounts, such as:
    -----------------

     .      Security cost and realized gains/losses.
     .      Interest/dividend receivable and income.
     .      Payable/receivable for securities purchased and sold.
     .      Unrealized and realized currency gains/losses.
     .      Payable/receivable for Fund shares; issued and redeemed
     .      Expense payments and accruals analysis

5)  Be available for special verification of month-end NAVs.
    -------------------------------------------------------

6)  Calculate the amount of the monthly distributions of income and gains to be
    ---------------------------------------------------------------------------
    paid by Brinson U.S. Cash Management Prime Fund.
    -----------------------------------------------

                        SEMI-ANNUAL ACCOUNTING SERVICES
                        -------------------------------

1)  Provide N-SAR Reporting.
    -----------------------


                          ANNUAL ACCOUNTING SERVICES
                          --------------------------

Assist and supply auditors with schedules supporting securities and shareholder transactions, income and expense accruals, etc. during the year in accordance with standard audit assistance requirements. Provide space and necessary personnel to accommodate auditors.


                            PARTNERSHIP ACCOUNTING
                            ----------------------

1) Update the KPMG/Investall partnership accounting system with the appropriate income expense, realized and unrealized gains and losses whenever a capital change occurs.

2) Update the KPMG/Investall partnership accounting system with the appropriate partner information whenever a capital change occurs.

3) Update the KPMG/Investall partnership accounting system with the appropriate book to tax differences.

4) Release to the Independent Accountants partnership tax information to facilitate preparation of Form 1065 and Schedules K-1.

    a) The Customer agrees that it will monitor compliance with the conditions listed below and that it will promptly inform both the Bank and Peat Marwick LLP ("KPMG") of any changes in facts or circumstances:

          1. The Customer must be classified as a partnership and will not be treated as an association taxable as a corporation for federal income tax purposes.

          2. The Customer must meet the definition of a "securities partnership" under Treasury Regulation section 1.704-3.

          3. The investments of the Customer must meet the definition of "qualified financial assets" under Treasury Regulation section 1.704-3.

     b) The Bank agrees to cooperate with Customer to remedy any problems that may arise as a result of the Investall system not being updated for future changes in tax laws or future changes in the partnership required method of allocation.

                                  SCHEDULE E
                                  ----------

                          BRINSON RELATIONSHIP FUNDS
                          --------------------------
                DESCRIPTION OF TRANSFER AGENCY RESPONSIBILITIES
                -----------------------------------------------

                          AS AMENDED JANUARY 27, 1998

1)  Establish new accounts and enter demographic data into Investar system.

2)  Processing all transactions, including:
     .      initial investments
     .      subsequent investments
     .      transfer-in-kind transactions
     .      redemptions
     .      monthly income and capital gains distributions (for Brinson U.S.
            Cash Management Prime Fund)
            -  reinvestment in additional shares
            -  distribution in cash to Shareholders who have sent written notice
     .      distributions and reinvestments (other series, if applicable)

3)   Provide Partner account statements:
     .      daily transaction confirmations
     .      annual distribution statement (if applicable)
     .      monthly statements representing book value of investments
     .      monthly distribution statement (for Brinson U.S. Cash Management
            Prime Fund)
     .      distribute statement to designated parties

4) Settlement and review of monthly income and capital gains distributions (for Brinson U.S. Cash Management Prime Fund):
     .      review record date report for accuracy of shares
     .      preparation of settlement report after distribution is posted.
            Verify the posting date shares, the rates used and the NAV price of reinvest date to ensure distribution was posted properly
     .      distribute copies to the Fund's Accounting Agent
     .      preparation of checks if requested
     .      sending of any distributions via wires if requested
     .      preparation of cash movement information for each portion of the payout on payable date

                                   SCHEDULE F
                                   ----------

                  FEE SCHEDULE FOR BRINSON RELATIONSHIP FUNDS
                  -------------------------------------------

                          AS AMENDED JANUARY 27, 1998

                ACCOUNTING, ADMINISTRATION, TRANSFER AGENCY AND
                      CUSTODY SERVICES ANNUAL FEE SCHEDULE


1. On an annual basis, 0.25 basis points of the average weekly U.S. assets of the Customer, 5.25 basis points of the average weekly non-U.S. assets of the Customer, 32.50 basis points of the average weekly emerging markets equity assets of the Customer and 1.90 basis points of the average weekly emerging markets debt assets of the Customer.

     There will be an annual fee of $25 for each shareholder account within the Brinson Relationship Funds.

     An additional fee of 7.50 basis points will be charged for administrative duties. PLEASE NOTE: The additional fee of 7.50 basis points can ONLY be charged up to the extent it does not make a fund exceed its expense cap. Please see below for the expense caps of each fund within the Brinson Relationship Funds:


FUND                                                         EXPENSE CAP
----                                                         -----------

Brinson U.S. Cash Management Prime Fund                      - basis points
Brinson Global Securities Fund                               5 basis points
Brinson Short-Term Fund                                      5 basis points
Brinson Emerging Markets Equity Fund                         50 basis points
Brinson Emerging Markets Debt Fund                           50 basis points
Brinson Post-Venture Fund                                    0 basis points
Brinson High Yield Fund                                      0 basis points
Brinson Bond Plus Fund                                       5 basis points
Brinson U.S. Equity Fund                                     1 basis point
Brinson U.S. Large Capitalization Equity Fund                1 basis point
Brinson U.S. Intermediate Capitalization Equity Fund         1 basis point
Brinson EXDEX(R) Fund                                        1 basis point
Brinson Non-U.S. Equity Fund                                 6 basis points
Brinson U.S. Bond Fund                                       1 basis point
Brinson U.S. Short/Intermediate Fixed Income Fund            1 basis point
Brinson Global Equity Fund                                   5 basis points

NO FEE (asset based or otherwise) will be charged on any investments made by any fund into any other fund managed by Brinson Partners, Inc. Fees are to be charged

ONLY where actual non-Brinson Partners, Inc.-sponsored investment company or series securities are held. Assets of a series which are invested in another Brinson Partners, Inc.-sponsored investment company or series shall not be counted in determining whether or not the charging of the 7.50 basis points charge for administrative duties would cause a fund to exceed its fee cap and shall not be counted in determining the amount of assets subject to the 7.50 basis points.

For purposes of this Schedule F, the "AVERAGE WEEKLY U.S. ASSETS OF THE CUSTOMER" means the average weekly U.S. assets custodied within the United States of the Customer as calculated by the Accounting Agent for the month for which the statement reflecting the charges for a given month relates. For purposes of this Schedule F, the "AVERAGE WEEKLY NON-U.S. ASSETS OF THE CUSTOMER" means the average weekly balance of countries included in the Morgan Stanley Capital World Ex-U.S.A. (free) Index or the Salomon Non-U.S. Government Bond Index (including assets with a country of issue of the European Economic Community and held in Euroclear or CEDEL) custodied outside the United States of the Customer as calculated by the Accounting Agent for the month for which the statement reflecting the charges for a given month relates. For purposes of this Schedule F, the "AVERAGE WEEKLY EMERGING MARKETS EQUITY ASSETS OF THE CUSTOMER" means the average weekly balance of the countries included in the International Finance Corporation Global Index (excluding countries included in the Morgan Stanley Capital World Ex-U.S.A. (free) Index or the Salmon Non-U.S. Government Bond Index, but including assets with a country of issue in the local market contained in such index that are held in Euroclear or CEDEL) custodied outside the United States of the Brinson Emerging Markets Equity Fund as calculated by the Accounting Agent for the month for which the statement reflecting the charges for a given month relates. For purposes of this Schedule F, the "AVERAGE WEEKLY EMERGING MARKETS DEBT ASSETS OF THE CUSTOMER" means the average weekly balance of the countries included in the J.P. Morgan Emerging Markets Bond Index Plus custodied outside the United States of the Brinson Emerging Markets Debt Fund (including assets with a country of issue in the local market contained in such index that are held in Euroclear or CEDEL) as calculated by the Accounting Agent for the month for which the statement reflecting the charges for a given month relates.

Those fees include all out-of-pocket expenses or transaction charges incurred by the accountant, administrator, transfer agent and custodian with the exception of the following.

The Customer will be billed directly by Other Parties for the following direct Customer expenses or transaction charges:

(1)  taxes;

(2) salaries and other fees of officers and directors who are not officers, directors, shareholders or employees of Other Parties, or the Customer's investment adviser;

(3) SEC and state Blue Sky registration and qualification fees, levies, fines and other charges;

(4)  EDGAR filing fees;

(5)  independent public accountants;

(6)  insurance premiums including fidelity bond premiums;

(7)  outside legal expenses;

(8)  costs of maintenance of corporate existence;

(9) expenses of typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Customer;

(10) expenses of printing and production costs of shareholders' reports and proxy statements and materials;

(11) trade association dues and expenses; and

(12) travel and lodging expenses of the Customer's directors and officers who are not directors, officers and/or employees of Other Parties.

Customer will not be billed directly for any direct Customer Expenses or pay any other direct Customer expenses, unless the payment of such direct expenses is agreed to in writing by Customer.

2. Upon termination of the provision of services under this Agreement before the end of any month, the fee for the part of the month before such termination or the date after which the provision of services ceases, whichever is later, shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of such termination or the date after which the provision of the services ceases, whichever is later.